                                                                    EXHIBIT 10.4



                          CONVERSION APPRAISAL REPORT
                            HERITAGE BANCORP, INC.

                         PROPOSED HOLDING COMPANY FOR
                 HERITAGE FEDERAL SAVINGS AND LOAN ASSOCIATION

                            LAURENS, SOUTH CAROLINA


                                 DATED AS OF:
                               NOVEMBER 28, 1997



                                 PREPARED BY:

                               RP FINANCIAL, LC.
                            1700 NORTH MOORE STREET
                                  SUITE 2210
                          ARLINGTON, VIRGINIA  22209

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

INTRODUCTION          Name and Date of Agreement                              1

SECTION 1             Definitions                                             1

SECTION 2             Administration of Plan by Committee                    22

SECTION 3             Eligibility and Participation                          30

SECTION 4             Employer Non-Elective Contributions
                      and Elective Contributions                             32

SECTION 5             Allocation of Contributions and Forfeitures            37

SECTION 6             Top Heavy Provision and Administration                 46

SECTION 7             Retirement Benefits                                    49

SECTION 8             Death Benefits                                         50

SECTION 9             Disability Benefits                                    51

SECTION 10            Benefits and Vesting Upon Termination of Employment
                      Other Than By Reason of Retirement, Death,
                      or Disability                                          52

SECTION 11            Annuity Requirements                                   54

SECTION 12            Distribution Requirements                              54

SECTION 13            Valuation Upon Distribution                            65

SECTION 14            Trustee                                                66

SECTION 15            Amendment and Termination of Plan                      79

SECTION 16            Limitation on Benefits and Contributions               82

SECTION 17            Rollovers and Other Transfers                          85

SECTION 18            Miscellaneous Provisions                               85

SECTION 19            Voluntary Participant Contributions                    87

SECTION 20            Participant Loans                                      87

SECTION 21            Hardship Distributions                                 87

SECTION 22            Cash or Deferred Limitations                           88

SECTION 23            Investment Direction By Participant                   103

                  HERITAGE FEDERAL SAVINGS & LOAN ASSOCIATION
                                  401(k) PLAN
                              AND TRUST AGREEMENT

     AGREEMENT made this 7th day of December, 1994, by and between HERITAGE FEDERAL SAVINGS & LOAN ASSOCIATION, a savings & loan association organized and existing under the laws of the United States of America, (hereinafter called "Employer"), and DEBRA C. GARRETT, J. EDWARD WELLS and EDWIN I. SHEALY, as Trustees of the Trust herein created, (hereinafter called "Trustee").

     WHEREAS, Employer did adopt a 401(k) Profit-Sharing Plan and Trust Agreement on December 9, 1986; and

     WHEREAS, it is now deemed necessary to amend and restate said 401(k) Profit-Sharing Plan and Trust Agreement.

     NOW, THEREFORE, Employer and Trustee mutually do covenant and agree to amend and restate said 401(k) Profit-Sharing Plan and Trust Agreement by substituting in its entirety the following:

                            SECTION 1 - Definitions
                            ---------   -----------
     When used herein, the following terms shall have the indicated meanings, unless the context clearly indicates otherwise:

     1.1 "Account" or "Accounts" includes a Participant's Account for Employer Non-Elective Contributions which do not satisfy the Code Sections 401(k)(2)(B) and (C) Provisions, Account for Employer Non-Elective Contributions which satisfy the Code Sections 401(k)(2)(B) and (C) Provisions, and the Participant's Elective Account, unless the context indicates otherwise.

     1.2 "Accrued Benefit" shall mean the amount standing in a Participant's Account (including his Non-Elective Account and Elective Account) as of any particular date.

     1.3 "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code
Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

     1.4 "Aggregate Account" shall mean, with respect to each Participant, the value of all Accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the Top Heavy Provision and Administration Section.

     1.5  "Anniversary Date" shall mean December 31.

     1.6 "Annuity" or "Annuity Contract" shall mean a qualified, nontransferable Annuity Contract.

     1.7 "Authorized Leave of Absence" shall mean a temporary cessation of active employment with the Employer pursuant to a nondiscriminatory policy, provided the cessation was approved by the Employer and the Employee returns to work for the Employer not later than the expiration of such approved cessation of employment.

     1.8 "Beneficiary" or "Beneficiaries" shall mean such person or persons or legal entity as may be designated by a Participant to receive benefits hereunder after the Participant's death, or if the Participant fails to designate a Beneficiary, then the estate of the Participant, except as otherwise provided in the Death Benefits Section and Annuity Requirements Section where the Participant's spouse is the required Beneficiary.

     1.9 "Code" shall mean the Internal Revenue Code of 1986, and any amendments thereto.

     1.10 "Code Section 415 Compensation". shall mean:

     (a) a Participant's wages, salaries, and fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances);

     (b) in the case of a Participant who is an Employee within the meaning of Code Section 401(c)(1) and the regulations thereunder, the Participant's Earned income (as described in Code Section 401(c)(2) and the regulations thereunder);

     (c) amounts described in Code Section 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee;

     (d) amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Code Section 217;

     (e) the value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted; and

     (f) the amount includable in the gross income of an Employee upon making the election described in Code Section 83(b).

     Subparagraphs (a) and (b) above include foreign earned income (as defined in Code Section 911(b)), whether or not excludable from gross income under
Section 911.
Code Section 415 Compensation does not include the following:

     (a) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

     (b) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

     (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

     (d) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code
          Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Employee).

Code Section 415 Compensation for any Limitation Year is the compensation actually paid or made available to a Participant within such Limitation Year. For any Limitation Year beginning after December 31, 1991, Code Section 415 Compensation shall not include accrued compensation (other than de minimis accrued compensation as provided for in Treasury Regulations).

     1.11 "Code Sections 401(k)(2)(A), (B) and (C) Provisions" shall mean a qualified cash or deferred arrangement under which

     (a) a covered employee may elect to.have the Employer make payments as contributions to a trust under the plan on behalf of the Employee, or to the Employee in cash;

     (b) the amounts held in the trust attributable to Employer contributions made pursuant to the Employee's election may not be distributable to the Participant or Beneficiary earlier than separation from service, death, disability, termination of the Plan without establishment of a successor plan, the attainment of age 59 1/2, or Hardship; and

     (c) the Employee's right to his Accrued Benefit derived from Employer contributions made to the trust pursuant to his election is non-forfeitable.

     1.12 "Code Sections 401(k)(2)(B) and (C) Provisions" shall mean a qualified cash or deferred arrangement under which

     (a) the amounts held in the trust attributable to Employer contributions are treated as made pursuant to the Employee's election may not be distributable to the Participant or Beneficiary earlier than separation from service, death, disability, termination of the Plan without establishment of a successor plan, or the attainment of age 59 1/2; and

     (b) the Employee's right to his Accrued Benefit derived from Employer contributions when made to the trust pursuant to his election is non-forfeitable.

     1.13 "Committee" shall mean the Plan committee appointed by the Employer pursuant to the Administration of Plan by Committee Section.

     1.14 "Compensation" shall mean the entire amount paid to an Employee by the Employer during the Plan Year as salary, commissions, overtime pay and bonuses, but excluding any benefits and credits under this or any other employee benefit plan of the Employer. Notwithstanding the preceding sentence, all Code Section 415 Compensation during the entire Limitation Year shall be taken into account for determining the required minimum allocation for a Non-Key Employee if the Plan is a Top Heavy Plan and the required minimum benefit has not been otherwise provided under Code Section 416(c). For years beginning after December 31, 1988 and before January 1, 1994, the annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d), except that the dollar increase in effect on January l of any calendar year is effective for years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January l, 1990. If the Plan determines compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by 12.

     In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen
(19) before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individuals Compensation as determined under this Section prior to the application of this limitation.

     If Compensation for any prior Plan Year is taken into account in determining an Employee's contributions or benefits for the current year, the Compensation for such prior year is subject to the applicable annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual Compensation limit is $200,000.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     Compensation shall include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Code Section 125.

     Compensation shall include Employer contributions made to a Code Section 401(k) plan pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Code Section 402(a)(8).

     Compensation shall include Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under Code Section 402(h) and Code Section 403(b).

     1.15 "Deferred Compensation" shall mean with respect to any Participant that part of such Participant's Compensation paid or accrued by the Employer for a Plan Year that such Participant has elected to defer pursuant to Section 4.2.

     1.16 "Determination Date" shall mean (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

     1.17 "Disability" shall mean total and permanent physical or mental incapacity of a Participant to perform the duties of his employment with the Employer unless such physical or mental incapacity occurs as a result of the willfulness or gross negligence of the Participant. Such incapacity shall be established by a medical examination by a medical doctor selected or approved by the Committee.

     1.18 "Effective Date" of this amended and restated Plan and Trust shall be January 1, 1987 except as provided below for the following special Effective
Dates:

     (a)  The requirements for Section 1.14 are effective January 1, 1992.

     (b)  The requirements for Section 3.1 are effective January 1, 1995.

     The Plan provisions in effect prior to a special Effective Date for such provisions shall control until such special Effective Date.

     1.19 "Elective Account" shall mean the account established and maintained for each Participant with respect to his total interest in the Plan and Trust resulting from Employer Elective Contributions and Employer Non-Elective contributions which satisfy the Code Sections 401(k)(2)(B) and (C) Provisions.

     1.20 "Elective Contribution" shall mean the Employer's contributions to the Plan that are made pursuant to the Participant's cash or deferred election.

     1.21 "Employee" shall mean any individual employed by the Employer other than an independent contractor. Any Leased Employee, as defined in Code Section 414(n)(2), shall be treated as an Employee of the Employer. The preceding sentence shall not apply to any Leased Employees if such employees are covered by a money purchase pension plan as described in Code Section 414(n)(5) providing (a) a nonintegrated employer contribution rate of at least ten (101) percent of compensation as defined in Code Section 415(c)(3) but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), (b) immediate participation, and (c) full and immediate vesting, and such Leased Employees, with respect to services performed after December 31, 1986, do not constitute more than twenty (20%) percent of the Employer's Non-Highly Compensated Employee work force.

     1.22 "Employer" shall mean HERITAGE FEDERAL SAVINGS & LOAN ASSOCIATION and any holding company, subsidiary or affiliated company authorized by HERITAGE FEDERAL SAVINGS & LOAN ASSOCIATION to adopt and participate in this Plan and Trust.

     1.23 "Five Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than five (5%) percent of the outstanding stock of the Employer or stock possessing more than five (5%) percent of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers.

     1.24 "Hardship" shall mean a distribution that is made only if the distribution is made both on account of an immediate and heavy financial need of the Employee and is necessary to satisfy such financial need. A distribution will be made on account of an immediate and heavy financial need of the Employee only if the distribution is on account of:

     (a) medical expenses described in Code Section 213(d) incurred by the Employee, the Employee's spouse, children or any dependents of the Employee (as defined in Code Section 152);

     (b) costs (excluding mortgage payments) directly related to the purchase of a principal residence for the Employee;

     (c) payment of tuition for the next twelve (12) months of post-secondary education for the Employee, his spouse, children, or dependents (as defined in Code Section 152);

     (d) the need to prevent the eviction of the Employee from his principal residence or foreclose on the mortgage of the Employee's principal residence; or

     (e) a need designated by the Treasury Department which is a safe harbor for Hardship distributions.

     A distribution will be considered necessary to satisfy an immediate and heavy financial need of an Employee only if all of the following requirements are satisfied:

     (a) The distribution is not in excess of the amount of the immediate and heavy financial need of the Employee. The amount of an immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution.

     (b) The Employee has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer.

     (c) All other plans maintained by the Employer limit the Employee's elective contributions for the next taxable year to the applicable limit under Code Section 402(g) for that year minus the Employee's elective contributions for the year of the hardship distribution.

     (d) The Employee is prohibited, under the terms of the Plan or an otherwise legally enforceable agreement, from making elective contributions and Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve (12) months after receipt of the hardship distribution. For this purpose the phrase "all other plans maintained by the Employer" means all qualified and nonqualified plans of deferred compensation maintained by the Employer. The phrase includes a stock option, stock purchase, or similar plan, or a cash or deferred arrangement that is part of a cafeteria plan within the meaning of Section 125. However, it does not include the mandatory Employee contribution portion of a defined benefit plan. It also does not include a health or welfare benefit plan, including one that is part of a cafeteria plan within the meaning of Code Section 125.

     1.25 "Highly Compensated Employee" shall mean highly compensated active Employees and highly compensated former Employees.

     A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d)); (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or (c) was an officer of the Employer and received compensation during such year that is greater than fifty (50%) percent of the dollar limitation in effect under Code Section 415(b)(1)(A).

     The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and (ii) Employees who are Five Percent Owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve (12) month period immediately preceding the determination year. Top-paid group means the group consisting of the top 20` of the Employees when ranked on the basis of compensation paid during such year.

     A highly compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday.

     If any Employee is, during the determination year or look back year, a family member of either a Five Percent Owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the Five Percent Owner or top ten Highly Compensated Employee shall be aggregated. In such case, the family member and Five Percent Owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and Five Percent Owner or top-ten Highly Compensated

Employee. For purposes of this Section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

     In determining Highly Compensated Employees, Employers shall be appropriately aggregated under Code Section 414(b), (c), (m) and (o).

     With respect to an Employee who separated from service before January 1, 1987, such Employee will be included as a Highly Compensated Employee only if the Employee was a Five Percent Owner or received compensation in excess of $50,000 during (i) the Employee's separation year (or the year preceding such separation year) or (ii) any year ending on or after such Employee's 55th birthday (or the last year ending before such Employee's 55th birthday).

     For purposes of this Section, compensation shall mean Code Section 415 Compensation.

     1.26 "Hour of Service" shall mean:

     (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable period.

     (b) each hour for which an Employee is paid, or entitled to payment, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability or pregnancy), layoff, jury duty, military duty or Authorized Leave of Absence. Notwithstanding the foregoing:

         (i) no more than 501 Hours of Service will be credited to an Employee on account of any single continuous period during which no duties are performed (whether or not such period occurs in a single Plan Year or other period); and

         (ii) no credit for an Hour of Service will be given for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties were performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws; and

         (iii) no credit for an Hour of Service will be given for payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

               For purposes of this subsection, a payment shall be deemed to be made by or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund, or insurer to which the Employer contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of a particular Employee or are on behalf of a group of Employees in the aggregate.

     (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer.

     Crediting of Hours of Service for back pay awarded or agreed to with respect to the periods described in (b) above shall be subject to the limitations of that Subsection.

     The same Hours of Service shall not be credited both under (a) or (b), as the case may be, and under (c) above of this Section.

     In the case of a payment which is made or due on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service under (b) above of this Section, or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to such a period described in (b) above of this Section, the number of Hours of Service to be credited shall be determined pursuant to applicable Labor Department regulations.

     The computation and crediting of Hours of Service shall be determined pursuant to Department of Labor regulations section 2530.200b-2(b) and (c).

     Nothing in this Section shall be construed as denying an Employee credit for an Hour of Service if credit is required by separate federal law.

     Military service shall mean service in the armed forces of the United States if the Employer is required by applicable federal law to re-employ such Employee and reinstate such Employee's rights and benefits.

     Solely for purposes of determining whether a One-Year Break in Service for participation and vesting purposes has occurred in a computation period for Plan Years beginning after 1984, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (a) by reason of the pregnancy of the individual, (b) by reason of a birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (a) in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Break in Service in that period, or (b) in all other cases, in the following computation period.

     An Hour of Service with an Affiliated Employer shall be credited as an Hour of Service under this Plan. Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code Section 414(o) and the regulations thereunder.

     1.27 "Inactive Participant" shall mean any Employee or former Employee who has ceased to be a Participant and on whose behalf an Account is maintained under the Plan.

     1.28 "Investment Manager" shall mean any party that (a) is either (i) registered as an investment advisor under the Investment Advisors Act of 1940, or (ii) a bank, or (iii) an insurance company; (b) acknowledges in writing that it is a fiduciary with respect to the Plan; and (c) is granted the power to manage, acquire, or dispose of any asset of the Plan.

     1.29 "Key Employee" shall mean any Employee or former Employee (and his Beneficiaries) who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is or was:

     (a) an officer of an Employer having annual compensation greater than fifty (501) percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

     (b) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's annual compensation exceeds one hundred (100%) percent of the dollar limitation under Code Section 415(c)(1)(A);

     (c)  a "Five Percent Owner" of the Employer; or

     (d) a "One Percent Owner" of the Employer having an annual compensation from the Employer of more than $150,000.

     Annual compensation means compensation as defined in Code Section 415(c)(3) but including amounts. contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code Section 125, Code Section 402(a)(8), Code Section 402(h) or Code Section 403(b) of the Code. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

     1.30 "Leased Employee" shall mean any person (other than a common law Employee of the Employer) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by Employees in the business field of the recipient Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. A Leased Employee shall be credited with service performed for an Affiliated Employer.

     1.31 "Limitation Year" shall be the twelve (12) consecutive month period beginning on January 1 and ending on December 31.

     1.32 "Named Fiduciary" shall be the Committee.

     1.33 "Non-Elective Contribution" shall mean the Employer's contributions to the Plan other than those made pursuant to the Participant's cash or deferred election.

     1.34 "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

     1.35 "Non-Key Employee" means any Employee who is not a Key Employee.

     1.36 "Normal Retirement Age" shall mean the day on which the Participant attains his sixty-fifth (65th) birthday.

     1.37 "Normal Retirement Date" shall mean the day on which the Participant attains his sixty-fifth (65th) birthday, unless the Participant's employment is continued beyond his sixty-fifth (65th) birthday in which case the Participant's Normal Retirement Date shall be the day on which he actually retires.

     1.38 "One Percent Owner" shall mean any person who owns (or is considered as owning within the meaning of Code Section 318) more than one (11) percent of the outstanding stock of the Employer or stock possessing more than one (1~) percent of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers. However, in determining whether an individual has Compensation of more than $150,000,

Compensation from each employer required to be aggregated under Code Sections 414(b)(c) and (m) shall be taken into account.

     1.39 "One-Year Break in Service" shall mean the applicable computation period during which an Employee has not completed more than 500 Hours of Service with the Employer. An Authorized Leave of Absence shall not cause a One-Year Break in Service. The applicable computation period shall mean the period or periods used in the definition of Year of Service.

     1.40 "Participant" shall mean any Employee of the Employer who has met the eligibility requirements and participation requirements of this Plan and becomes a Participant in this Plan.

     1.41 "Plan" shall mean the profit-sharing and 401(k) plan of the Employer as set forth in and by this document and all subsequent amendments thereto.

     1.42 "Plan Administrator" shall be the Employer.

     1.43 "Plan Name" shall be HERITAGE FEDERAL SAVINGS & LOAN ASSOCIATION 401(k) PLAN.

     1.44 "Plan Year" shall be the twelve (12) consecutive month period beginning on January 1 and ending on December 31.

     1.45 "Shareholder-Employee" shall mean a Participant who owns more than five (5%) percent of the Employer's outstanding capital stock interest during any year in which the Employer elects to be taxed as an "S" corporation under the Code.

     1.46 "Super Top Heavy Plan" shall mean, for Plan Years commencing after December 31, 1983, that, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, and (b) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety

(90%) percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.

     1.47 "Taxable Year" shall mean the twelve (12) consecutive month period beginning on October 1 and ending on September 30.

     1.48 "Top Heavy Group" shall mean an Aggregation Group in which, as of the Determination Date, the sum of:

     (a) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

     (b) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

exceeds sixty (60%) percent of a similar sum determined for all Participants.

     1.49 "Top Heavy Plan" shall mean, for Plan Years commencing after December 31, 1983, that, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, and (b) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty (60%) percent of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and all plans of an Aggregation Group.

     1.50 "Top Heavy Plan Year" shall mean that, for a particular Plan Year commencing after December 31, 1983, the Plan is a Top Heavy Plan as defined herein.

     1.51 "Trust" as herein used shall mean the legal entity resulting from the agreement between the Employer and the Trustee by which the contributions hereunder shall be made, received, held, invested, reinvested and disbursed to or for the benefit of the Participants or their Beneficiaries, or both, according to the terms of this Plan.

     1.52 "Trust Fund" shall mean all funds received by the Trustee, together with all income, profits, losses or increments thereon.

     1.53 "Trustee" shall mean a corporation, association, individual, group of individuals, or any combination of them, or any successor or successors who shall accept the designation and enter into the duties of Trustee as specifically set forth in this Trust Agreement.

     1.54 "Valuation Date" shall mean the last day of any Plan Year.

     1.55 "Year of Service" shall mean for purposes of

     (a) accrual of benefits in this Plan, a Plan Year during which a Participant completes at least 1,000 Hours of Service, except as otherwise specifically provided for herein.

                SECTION 2 - Administration of Plan by Committee
                ---------   -----------------------------------

     2.1 The Employer hereby delegates its administrative duties and responsibilities in connection with the administration of this Plan to the Committee who shall be an individual or individuals designated by the Employer.

     2.2 The Committee shall appoint a chairman and a secretary and may appoint an acting chairman and an acting secretary. One person may hold more than one position on the Committee.

     2.3 The Committee shall hold meetings upon such notice, at such place and at such times as they may from time to time determine. Notice of a meeting shall not be required if waived in writing, or if all of the members are present at the meeting. A majority of the members of the Committee at any time in office shall constitute a quorum. All resolutions or other actions taken by the Committee at any meeting shall be by vote of a majority present at any such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members.

     2.4 The Committee shall maintain full and complete records of their deliberations and decisions. The minutes of their proceedings shall be conclusive proof of the facts of the operation of the Plan. Their records shall contain all relevant data pertaining to individual Participants and their rights under the Plan and in the Trust Fund.

     2.5 The members of the Committee shall be bonded to the extent required by law.

     2.6 No fee or compensation shall be paid to any member for his services as such, but any expenses properly incurred by the Committee shall be paid or reimbursed by the Trust Fund unless voluntarily paid by Employer.

     2.7 The Committee shall have the duty and complete authority to interpret and construe the provisions of the Plan and this Agreement, and to decide any dispute which may arise regarding the rights and benefits of any Participant, his legal representatives or Beneficiaries, which determinations shall apply uniformly to all persons similarly situated and shall be binding and conclusive upon all interested persons. The Committee may adopt rules, regulations or by-laws for use in the administration of the Plan, appoint agents and compensate them, and, in general, direct the administration of this Plan. Interpretation and administration of this Plan and Trust shall always be made with the fundamental purpose that the Plan and Trust is a retirement plan qualified under Code
Section 401.

     2.8 Any member of the Committee may resign at any time and may be removed with or without cause by the Employer. The Employer may (but shall not be required to) appoint a successor to fill any vacancy in the membership of the Committee and shall notify the Trustee of any such appointment.

     2.9 The Committee or its designee shall, within a reasonable time preceding a Participant's Normal Retirement Date, consult and advise such Participant concerning his benefits, options and rights under the Plan.

     2.10 The Committee may correct errors and, so far as practicable and in conformity with the Code and other applicable law and regulations, may adjust any benefit or payment or credit accordingly.

     2.11 The Committee shall determine the eligibility of Employees in accordance with the provisions of this Plan from the information furnished to it by Employer in accordance with the request of the Committee.

     2.12 On or about the date upon which Employer shall make payment of any contribution under the Plan by payment to the Trustee, the Committee shall deliver to the Trustee a schedule showing the names of the Participants, Inactive Participants and Beneficiaries, the Compensation of each Participant for the Plan Year, the amount of Employer contributions, the amount of each Participant's contributions, if any, the names of the Inactive Participants whose employment was terminated during the Plan Year together with forfeitures, if any, and such other information as shall be necessary for the Trustee to allocate contributions and if otherwise permitted herein, forfeitures to the Participants (unless the Trustee and Committee have agreed in writing that the Committee is to make such allocations).

     2.13 In any case involving termination of employment of a Participant or any question as to vested interest, the Committee shall determine the percentage of vesting and shall communicate its determination to the Trustee. If a terminated Participant's benefits are to be received or invested in Annuity Contracts (if Annuities are otherwise specifically permitted under the Annuity Requirements Section), the Committee shall make proper application for such an Annuity to an insurance company and shall direct the Trustee to purchase said Annuity Contract and deliver it in accordance with the Committee's instructions after taking into account the consent requirements of Code Section 401 (a)(11), Code Section 417 and the Annuity Requirements Section.

     2.14 The Committee shall be the agent for service of legal process.

     2.15 The Committee is authorized to secure such legal, medical, accounting, actuarial, or other consultant's advice, and to appoint qualified appraisers of real, personal, or intangible property, and to pay their reasonable expenses and compensation from the Trust Fund, unless the Employer voluntarily makes such payments.

     2.16 In the event and to the extent not insured against by any insurance company, the Employer shall indemnify and hold harmless the Committee members, their assistants and representatives, from any and all claims, demands, suits, losses, damages and any other liability arising from their responsibilities in connection with the Plan or Trust, unless the same is determined to be due to gross negligence or willful misconduct.

     2.17 A Participant, Inactive Participant or Beneficiary shall have the right to file a claim, inquire if he has any right to benefits and the amounts thereof, or appeal the denial of a claim.

     A claim will be considered as having been filed when a written communication is made by the Participant or his authorized representative who brings his claim request to the attention of the Plan Administrator or any member of the Committee.

     The Committee shall notify the claimant in writing within ninety (90) days after receipt of the claim if the claim is wholly or partially denied. If an extension of time beyond the initial ninety (90) day period for processing the claim is required, written notice of the extension shall be provided the claimant prior to the termination of the initial ninety (90) day period. In no event shall the extension exceed a period of ninety (90) days from the end of the initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render a final decision.

     Notice of a wholly or partially denied claim for benefits will be in writing in a manner calculated to be understood by the claimant and shall include:

     (a)  The reason or reasons for denial;

     (b)  Specific reference to the Plan provisions that apply in the case;

     (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     (d)  An explanation of the Plan's claim appeal procedure.

     If a claim is denied, the claimant may file an appeal asking the Committee to conduct a full and fair review of his claim. An appeal must be made in writing no more than sixty (60) days after the claimant receives written notice of the denial. The claimant may review any documents that apply to the case and may also submit points of disagreement and other comments in writing along with the appeal.

     The decision of the Committee regarding the appeal shall be given to the claimant in writing no later than sixty (60) days following receipt of the appeal. However, if the Committee, in its sole discretion, grants a hearing, or there are special circumstances involved, the decision will be given no later than one-hundred twenty (120) days after receiving the appeal. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based.

     2.18 The Committee from time to time may appoint one or more Investment Managers to direct or approve all investments and reinvestments of the Trust Fund, by written notice to the Trustee.

However, until notified to the contrary by the Committee or unless the Plan and Trust specifically permits a Participant to self-direct the investment of his Account, the Trustee is responsible for all investments and reinvestments. After the Committee has notified the Trustee of its appointment of an Investment Manager to direct or approve investments and reinvestments, the Investment Manager then shall become responsible for any and all investments and reinvestments made by it. The Trustee may rely upon the directions and instructions of the Committee and Investment Manager without being in any way liable or responsible for the consequences.

     2.19 The Committee from time to time, either itself or through its duly appointed agents, may direct or approve all investments and reinvestments of the Trust Fund, by written notice to the Trustee. However, until notified to the contrary by the Committee or unless the Plan and Trust specifically permits a Participant to self-direct the investment of his Account, the Trustee is responsible for all investments and reinvestments. After the Committee has notified the Trustee of its intention to direct or approve investments and reinvestments, the Committee then shall become responsible for any and all investments and reinvestments made pursuant to such direction or approval. The Trustee may rely upon the directions and instructions of the Committee without being in any way liable or responsible for the consequences.

     2.20 The Committee shall have the responsibility for developing a funding policy for the Plan, if required, and shall communicate such funding policy to the Trustee, or other Investment

Manager, and shall see to it that the funding policy is carried out.

     2.21 If a Participant or a Beneficiary receives a qualifying rollover distribution from the Plan, the Committee shall provide a written explanation to the recipient (a) that the distribution will not be taxed currently to the extent transferred to another qualified plan or individual retirement account within sixty (60) days after the date on which the recipient received the distribution, and (b) of income averaging and capital gains provisions, if applicable. In the case of a series of distributions the notice shall explain that the sixty (60) day period does not begin to run until the last distribution is made.

     2.22 If any person entitled to receive any benefit hereunder shall be a minor child or incompetent person, but no legal representative has been appointed for him or her, the Committee may, in its discretion, cause any benefit otherwise payable to such person to be paid to the conservator, parent or guardian or spouse of such person, or to the institution maintaining such person, or to the individual having custody of such person, or may otherwise cause the same to be applied for the benefit of such person in any manner which the Committee may deem proper, without regard to the duty of any person to support such minor or incompetent person, and without regard to any other funds which may be available for the purpose, and, in the case of any payment made for the benefit of such person in any of the manners just authorized, the receipt by the person to whom the payment is made shall be in full discharge of all liability under the Plan and Trust in respect of such payment. Deposit to the credit of a

Participant or Beneficiary in any bank, savings and loan or trust company shall be deemed payment into the hands of such person.

     2.23 Notwithstanding anything in this Plan and Trust to the contrary, the Trustee and Committee may agree in writing that the Committee will perform certain record keeping functions delegated to the Trustee herein such as allocating contributions and in such event the Trustee shall be fully relieved of such duties.

                   SECTION 3 - Eligibility and Participation
                   ---------   -----------------------------

     3.1 Any Employee who has completed six (6) Months of Service and has attained his twenty-first (21st) birthday shall be eligible to participate in this Plan on the January 1 next following the date he has satisfied such age and requirements, provided such Employee is employed on such date (or if such Employee is not employed on such January 1, as of the date of rehire if a One-Year Break in Service has not occurred).

     For purposes of this Section 3.1 an Employee will be deemed to have completed six (6) Months of Service if he is in the employ of the Employer at any time six (6) months after his employment commencement date. Employment commencement date shall be the first day that he is entitled to be credited with an Hour of Service for the performance of duty.

     For purposes of this Section 3.1 "Month of Service" means a calendar month during any part of which an Employee completed an Hour of Service. Except, however, a Participant shall be credited with a Month of Service for each month during the twelve (12) month computation period in which he has not incurred a One-Year Break in Service.

     An hourly paid Employee and a Leased Employee shall not be eligible to participate in this Plan.

     3.2 An Employee who satisfies the eligibility requirements to participate and whose employment is subsequently terminated with the Employer shall again participate effective with the Employee's re-employment commencement date. The re-employment commencement date is the first day on which the Employee is credited an Hour of Service for the performance of duties after the first eligibility computation period in which the Employee incurs a One-Year Break in Service.

     3.3 Notwithstanding the positive statements herein as to eligibility, participation in this Plan shall be entirely voluntary on the part of each eligible Employee. An Employee shall automatically participate in this Plan upon becoming eligible unless the Employee irrevocably elects not to participate in the Plan. The election not to participate must be in writing, signed by the Employee, and delivered to the Committee before the Employee first becomes eligible to participate in this Plan.

     3.4 If, in any Plan Year, any Employee who should have been included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by the Employer for the year has been made and allocated, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any Taxable Year under applicable provisions of the Code by such Employer.

     3.5 If, in any Plan Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made and allocated, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a forfeiture for the Plan Year in which the discovery is made.

     3.6 In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, but has not incurred a One-Year Break in Service, eligibility will be determined under the break in service rules of the Plan. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

   SECTION 4 - Employer Non-Elective Contributions and Elective Contributions
   ---------   --------------------------------------------------------------

     4.1 For each Taxable Year during the continuance of this Plan, the Employer shall contribute such amount (if any) to the Trust Fund as the Employer in its sole discretion shall determine; provided, however, Employer's aggregate contributions of both Elective Contributions and Non-Elective Contributions for any Taxable Year shall not exceed the maximum amount that can be allowed as a deduction under the applicable provisions of the

Code. Employer contributions made under this Section 4.1 are generally referred to in this Plan and Trust as "Employer Profit Sharing Contributions" and shall be deemed an Employer Non-Elective Contribution subject to the vesting requirements contained in Section 10.

     4.2 In addition to Employer Profit-Sharing Contributions, upon adoption and execution of this Plan by the Employer each Participant in the Plan pursuant to a uniform, non-discriminatory policy may elect to defer a portion of his Compensation of not less than one (1%) percent and not more than ten (10%) percent of Compensation or the maximum amount which will not cause the Plan to violate the annual additions limitations under Code Section 415. However, under no circumstances shall a Participant defer an amount of his Compensation which causes the Plan to exceed the maximum amount allowable as a deduction to the Employer under Code Section 404. Further, the Employee's deferrals shall be further limited as provided in the Cash or Deferral Limitations Section. Contributions under this Section 4.2 are generally referred to in this Plan and Trust as the "Employee Elective Deferrals." The Committee may establish payroll deduction procedures and other contribution procedures to facilitate the Employee's contribution to the Plan. The Committee shall provide deferral forms and determine such time or times that a Participant may commence deferral of his Compensation and cease deferral of his Compensation; provided however, that at least once during each calendar year a Participant may elect to commence and terminate (or modify) deferral of his Compensation. The Employer shall contribute to the Trust Fund the amount of the Participant's

Deferred Compensation which shall be deemed an Employer Elective Contribution. The Participant shall be 100% fully vested in and have a non-forfeitable right to Employee Elective Deferrals made under this Section 4.2. Prior to the end of each Plan Year, all Participants may commence, change or terminate their deferral of Compensation for the next Plan Year, or such shorter period of time as announced by the Committee. Additionally, the Committee may allow other time periods during the Plan Year when all Participants may prospectively commence, change or terminate their deferral of Compensation.

     Employee Elective Deferrals shall satisfy the Code Sections 401(k)(2)(A),
(B) and (C) Provisions.

     4.3 In addition to Employer Profit-Sharing Contributions and Employee Elective Deferral, for each Taxable Year during the continuance of this Plan, the Employer may in its sole discretion contribute a discretionary amount to the Trust Fund. Any contribution made by the Employer under this Section 4.3 are generally referred to as Qualified Non-Elective Contributions (as defined in Section 22.13) and must be specifically designated by the Employer to the Trustee. The Participant shall be 100` fully vested in and have a nonforfeitable right to Qualified Non-Elective Contributions made under this Section 4.3. Further Qualified Non-Elective Contributions shall satisfy the Code Sections 401(k)(2)(B) and (C) Provisions. The Employer may direct that Qualified Non-Elective Contributions shall be allocated only to Non-Highly Compensated Employees.

     4.4 In addition to Employer Profit-Sharing Contributions, Employee Elective Deferrals and Employer Qualified Non-Elective

Contributions, the Employer may make Matching Contributions to a Participant's Account for a Plan Year in such amounts and in such manner as the Employer shall determine in its sole discretion. Further, at any time the Employer may make a bonus Matching Contribution. Any Matching Contributions shall be referred to in this Plan and Trust as "Employer Matching Contributions." The Participant shall be 100% fully vested in and have a non-forfeitable right to Employer Matching Contributions made under this Section 4.4.

     Prior to the beginning of a Matching Contribution period, the Employer shall announce the Matching Contribution formula for such period if the Employer intends to contribute a Matching Contribution. The Matching Contribution formula shall be the same for all Participants and shall contain the following:

     (a) the ratio of the amount of contribution the Employer will contribute to the amount of the Employee's Elective Deferrals during the Matching Contribution period;

     (b) the maximum dollar amount (if any) the Employer will contribute as a Matching Contribution;

     (c) the dollar amount limitation (if any) the Employer will contribute as Matching Contribution for any one Participant;

     (d) a percentage limitation based upon each Participant's Compensation or portion of Compensation; and

     (e) the Matching Contribution period which shall be a period of time not to exceed the Plan Year.

     The Plan shall meet the non-discrimination requirements set forth in Code
Section 401(m) and Regulations 1.401(m-1) and 1.401(m)-2 which are incorporated herein by reference.

     The Employer may also make Qualified Matching Contributions. Qualified Matching Contributions shall satisfy the Code Sections

401(k)(2)(B) and (C) Provisions. The Participant shall be 100` fully vested in and have a non-forfeitable right to Qualified Matching Contributions. Further, Qualified Matching Contributions and Matching Contributions shall be defined and meet the requirements of the Cash or Deferred Limitation Section including Sections 22.10 and 22.11.

     4.5 Except as provided below, the Employer may make payment of its contributions for any Taxable Year on any date or dates it elects, provided only that the total amount of its contributions for any Taxable Year shall be paid in full not later than twelve (12) months (or within the time prescribed by Treasury Department Regulations) after the Plan Year for which they are deemed paid. Notwithstanding the preceding sentence, Employer Elective Contributions resulting from a Participant's deferral of Compensation shall be paid to the Trustee as soon as the Deferred Compensation can reasonably be segregated from the Employer's assets.

     4.6 The Employer may make payment of its Non-Elective Contribution for any Taxable Year on any date or dates it elects, provided only that the total amount of its contribution for any Taxable Year shall be paid in full on or before the date required by law for filing its federal income tax return for such Taxable Year, including any extensions granted for filing such tax return.

     4.7 The Employer's Non-Elective Contribution and Elective Contributions for each Taxable Year shall be paid by the Employer directly to the Trustee. On or about the date of such payment, the Committee shall be advised of the amount of such payment upon which the allocation to Participants is to be calculated.

     4.8 All contributions made to this Plan and Trust by the Employer are expressly made upon the condition that such contributions are fully deductible for income tax purposes unless the Employer otherwise specifies in writing. Contributions made by the Employer to the Plan shall be made irrevocably and it shall be impossible for the assets of the Plan to inure to the benefit of the Employer or to be used in any manner other than for the exclusive purpose of providing benefits to Participants, retired Participants, and Beneficiaries, and for defraying reasonable expenses of administering the Plan; provided, however that

     (a) if the Plan does not initially qualify by the Internal Revenue Service, then any contribution made to the Plan by the Employer must be returned to the Employer within one year after the date of denial of qualification of the Plan;

     (b) if a contribution is made by the Employer by a mistake of fact, such contribution must be returned to the Employer within one year after the payment of the contribution; or

     (c) to the extent the deduction for a contribution under Code Section 404 is disallowed, the contribution (to the extent disallowed) must be returned to the Employer within one year after the disallowance of the deduction.

     4.9 Unless otherwise specifically provided in this Plan and Trust, a Participant must have a Year of Service for accrual of benefits during a Plan Year in order to accrue benefits for such Plan Year.

            SECTION 5 - Allocation of Contributions and Forfeitures
            ---------   -------------------------------------------

     5.1 The Employer's Profit-Sharing Contribution for any Plan Year shall be allocated and credited by the Trustee among the Accounts of the Participants as of the last day of such Plan Year in the proportion that each Participant's Compensation bears to the total Compensation received by all the Participants during the Plan Year (including Compensation that has been paid to a Participant who has terminated employment during the Plan Year as a result of death, Disability, attainment of early retirement (if applicable) or Normal Retirement Date.

     5.2 The Employee Elective Deferrals shall be allocated and credited by the Trustee to the Participant's Elective Contribution Account who made the deferral.

     5.3 The Employer Qualified Non-Elective Contributions shall be allocated and credited by the Trustee among the Participant's Elective Accounts as of the Valuation Date in proportion that each Participant's Compensation bears to the total Compensation received by all the Participants during the period ending on the Valuation Date; provided, however, the Employer, in its sole discretion, may direct that only Non-Highly Compensated Employees shall be eligible to receive an allocation or credit of Qualified Non-Elective Contributions.

     5.4 The Employer Matching Contribution shall be allocated and credited by the Trustee to the Employee's Matching Contribution Account in such manner as the Employer may designate in a non-discriminatory manner in accordance with the Matching Contribution formula. Qualified Matching Contributions shall be allocated to the Employee's Qualified Matching Contribution Account as the Employer designates and may, in the Employer's sole discretion, be allocated only to Non-Highly Compensated Employees.

     5.5 Notwithstanding anything in this Plan and Trust to the contrary, a Participant shall always be one-hundred (1001) percent fully vested in his Non-Elective Account even though the term "forfeitures" are referred to in this Plan and Trust Agreement.

     5.6 For any Top Heavy Plan Year, the total of the Employer's contribution and, if otherwise permitted herein, forfeitures allocated to the Participant's Account of each Non-Key Employee shall not be less than the lesser of (i) three (3%) percent of such Non-Key Employee's compensation (as defined below), or (ii) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401(a)(4) or Code Section 410, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $200,000 (or $150,000, as adjusted by the Internal Revenue Service, for Plan Years beginning after 1993) of the Key Employee's Code Section 415 Compensation (including any amounts contributed as a result of a salary reduction agreement under a Code Section 401(k) plan), allocated on behalf of any Key Employee for that year. Neither Elective Deferrals nor Employer Matching Contributions shall be taken into account for purposes of satisfying the minimum Top Heavy Plan minimum allocation requirements; provided, however, that any Employer Matching Contributions not necessary to satisfy the non-discrimination requirements of Code Sections 401(k) and 401(m) may be taken into account for purposes of satisfying the Top Heavy Plan minimum allocation requirements. For any Plan Year when (i) the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (ii) a Key Employee is a Participant in both this

Plan and a defined benefit plan included in a Required Aggregation Group which is top heavy, the extra minimum allocation (required by Code Section 416(h) to provide higher limitations) shall be provided for each Non-Key Employee who is a Participant only in this Plan by substituting four (4%) percent for three (3%) percent in the preceding sentence. For purposes of determining the minimum allocation, all Code Section 415 Compensation during the entire Limitation Year shall be taken into account for determining the required minimum allocation for such Non-Key Employee. The minimum allocation is determined without regard to any Employer Social Security contribution or the Non-Key Employee's level of Compensation. This Section shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided that minimum allocation or benefit requirements applicable to a Top Heavy Plan will be met in the other plan or plans.

     The minimum allocation required (to the extent required to be non-forfeitable under Code Section 416(b)) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D). The minimum allocation required shall be allocated to a Non-Key Employee's Account if the Non-Key Employee is a Participant even though he has not completed a Year of Service and declined to make mandatory contributions to the Plan, if required. The minimum Top Heavy Plan benefit allocation shall not be provided to each Key Employee. If the Employer maintains another qualified plan and a Non-Key Employee participates in this Plan and the other plan, then such other plan shall first satisfy the minimum Top Heavy Plan benefits required herein.

     5.7 The fact that an allocation shall be made and credited to the Non-Elective Account of a Participant shall not vest in such Participant any right, title, or interest in and to any assets of the Trust Fund, except at the time or times and upon such terms and conditions as are expressly set forth in this Plan.

     5.8 Any assets contributed by the Employer to the Trust Fund shall be allocated only as set forth herein and, until allocated in accordance with the provisions of this Plan, shall be held in suspense by the Trustee.

     5.9 Notwithstanding any other provision of the Plan or the effect thereof, this Plan and Trust shall comply with the annual additions limitations contained in Code Section 415. The maximum annual additions that may be contributed or allocated by the Employer (including any Affiliated Employer) to a Participant's Account under the Plan for any Limitation Year shall not exceed the lesser of
(a) the Defined Contribution Dollar Limitation, or (b) twenty-five (25%) percent of the Code Section 415 Compensation paid to the Participant by the Employer for the Limitation Year, or such other limits as may, from time to time, be prescribed by regulations promulgated by the Secretary of the Treasury. The compensation limitation in (b) above shall not apply to (i) any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition, or
(ii) any amount otherwise treated as an annual addition under Section 415(1)(1) of the Code.

     For purposes of this Section, the Defined Contribution Dollar Limitation means $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year.

     For purposes of this Section, for any Limitation Year "annual additions" shall mean for this Plan (which shall include an Affiliated Employer's plan), the sum of:

     (a)  the Participant's share of the Employer contribution;

     (b)  the Participant's contributions, if any;

     (c)  the Participant's share of forfeitures, if any, added to his Account;

     (d) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(1)(2), which is part of a pension or annuity plan maintained by the Employer; and

     (e) amounts derived from contributions paid or accrued after December 31, 1985, in Limitation Years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Code Section 419A(d)(2).

     Solely for purposes of determining the annual additions under this Section, a Participant's contributions shall exclude any rollover amount or rollover contribution and any contributions to a simplified employee pension plan which are excludible from income under Code Section 408(k)(6).

     In the event the Employer has two or more defined contribution plans which allow aggregate contributions to exceed the limits of Code Section 415, as amended, as the result of allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, or under other facts and circumstances which the Commissioner of Internal Revenue Service determines justifies the excess, then the defined contribution plan with the latest effective date shall sufficiently reduce contributions and allocations to prevent an excess annual addition.

     For purposes of this Section and the annual additions limitations, compensation used in this Section shall mean all Code Section 415 Compensation paid during the Limitation Year and Employer means the Employer and all Affiliated Employers. Further, this Section applies to all defined contribution plans (whether or not terminated) of the Employer in the aggregate.

     5.10 In the event that it is determined that the annual additions to a Participant's Account for a Plan Year would be in excess of the limits contained herein as the result of allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, or under other facts and circumstances which the Commissioner of Internal Revenue Service determines justifies the excess, such annual additions shall be reduced to the extent necessary in the following order:

     (a) Any contributions (including Elective Contributions) made by the Participant during the Plan Year, including the earnings thereon, which are included in such annual additions shall be returned to such Participant to the extent necessary to reduce the annual additions to the limitations contained herein.

     (b) If the Participant has made no contributions, or if such Participant's contributions are not sufficient to reduce the annual additions to the limitations contained herein, such Participant's allocable share first of forfeitures, and next of Employer contributions, for such Plan Year, shall be reduced, and the amount of such reduction shall be allocated among the remaining Participants in accordance with the method contained in this Plan for the allocation of Employer contributions and forfeitures, subject to the limitations with respect to annual additions to the Accounts of Participants. This subparagraph
          (b) shall not be applicable if this Plan provides that forfeitures are used to reduce Employer contributions.

     (c) If, after the allocations in accordance with (b) above of this Section, there are any amounts remaining which cannot be allocated to any Participant for the Limitation Year as a result of the limitations contained herein, such amounts shall be maintained unallocated in a suspended Account under the Trust Fund. If a suspended Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the suspended Account must be allocated and reallocated to Participants' Accounts subject to Code Section 415 before any Employer contributions and any Employee contributions which would constitute annual additions may be made to the Plan for that Limitation Year. If forfeitures are used to reduce Employer contributions, then such suspended amounts shall be used to reduce contributions prior to any contribution by the Employer.

     (d) Upon termination of this Plan, any amounts held in a suspended Account because such amounts cannot be allocated to the Participants as a result of the limitations contained herein shall revert to the Employer.

     For purposes of the annual additions limitations used in this Section, compensation used in this Section shall mean all Code Section 415 Compensation paid during the Limitation Year.

     5.11 For purposes of allocating Employer contributions and forfeitures, if otherwise permitted herein, after an Employee has satisfied the initial eligibility requirements of the Plan and has entered the Plan, Compensation for the entire Plan Year shall be taken into account.

     5.12 Unless otherwise required in a Top Heavy Plan, except in the event of death, Disability or attainment of early retirement date or Normal Retirement Date during the Plan Year, a Participant shall not receive an allocation or credit of the Employer's Profit-Sharing Contribution unless the Participant is employed with the Employer as of the last day of the Plan Year and has a Year of Service for accrual of benefits for such Plan Year. A Participant who terminates employment during a Plan Year for reasons of death, Disability or attainment of early retirement date or Normal Retirement Date shall share in an allocation or credit of the Employer's Profit-Sharing Contribution for that Plan Year if he is credited with one (1) Hour of Service for such Plan Year.

     5.13 A Participant who terminates employment before the next Valuation Date shall not be ineligible to receive an allocation or credit of the Employer Matching Contribution solely because of the Participant's termination of employment prior to such Valuation Date. Furthermore, such Participant shall not be required to have a Year of Service for accrual of benefits during a Plan Year to receive an allocation or credit of the Employer Matching Contribution.

     5.14 Notwithstanding anything in this Plan and Trust to the contrary, if the Plan and Trust would violate either or both the participation test under Code Section 401(a)(26) or the coverage test under Code Section 410(b) for a particular Plan Year, then the following shall apply in the order designated to the extent necessary to satisfy both the aforesaid participation test and coverage test for such Plan Year:

     (a) First, each Participant who is employed with the Employer on the last day of the Plan Year that did not receive any accrual of benefits for such Plan Year shall nevertheless receive an accrual of benefits. If after complying with this subparagraph (a) the Plan and Trust continues to violate either or both the participation test and coverage test, then subparagraph (b) shall apply for such Plan Year.

     (b) Second, each Participant who is not employed on the last day of the Plan Year and did not receive an accrual of benefits for such Plan Year but was credited with 501 or more Hours of Service during such Plan Year shall receive an accrual of benefits.

     In accruing benefits under subparagraphs (a) or (b) above, if the Plan is a Top Heavy Plan for such Plan Year, then the Participant shall only receive the minimum Top Heavy Plan benefit for such Plan Year if the minimum Top Heavy Plan benefit is all that is required for the Plan and Trust to satisfy Code Sections 401(a)(26) and 410(b), otherwise the Participant shall receive a full benefit accrual.

               SECTION 6 - Top Heavy Provision and Administration
               ---------   --------------------------------------

     6.1 For any Top Heavy Plan Year, the Plan hereby provides the following:

     (a)  special vesting requirements of Code Section 416(b);

     (b)  special minimum allocation requirements of Code Section 416 (c); and

     (c) special Compensation requirements of Code Section 416(d) for Plan Years beginning before January 1, 1989.

     6.2 A Participant's Aggregate Account as of the Determination Date is the sum of:

     (a) The Participant's Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date. The Account balance and Accrued Benefit of a Participant who is (i) not a Key Employee but who was a Key Employee in a prior year, or (ii) has not been credited with at least one Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded;

     (b) An adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of the date in that first Plan Year;

     (c) Any Plan distributions (including distributions from a terminated plan) made within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted;

     (d) Any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance;

     (e) With respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance; and

     (f) With respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

     6.3 Aggregation Group shall mean either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined:

     (a) In determining a Required Aggregation Group hereunder, each plan of the Employer in which at least one Key Employee participates, or participated at any time during the determination period (regardless of whether the plan has terminated), and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

          In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

     (b) The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Section 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

          In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

     (c) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

     6.4 In the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be as determined under the provisions of the applicable defined benefit plan. Further, the accrued benefit in such defined benefit plan of any Employee (other than a Key Employee) shall be determined

     (a) under the method which is used for accrual purposes for all Plans of the Employer; or

     (b) if there is no method described in (a), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code
          Section 411(b)(1)(C).

     6.5 Annual Compensation of each Employee taken into account during any Top Heavy Plan Year shall not exceed the sum of Two Hundred Thousand ($200,000) Dollars, or One Hundred Fifty Thousand

($150,000) Dollars for Plan Years beginning after 1993 (subject to an annual cost of living increase as determined by Treasury regulations).

     6.6 If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). If a Participant has not performed services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, any Accrued Benefit for such Participant (and the Account of such Participant) shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan.

                        SECTION 7 - Retirement Benefits
                        ---------   -------------------

     7.1 A Participant may retire from the employ of Employer as of his Normal Retirement Date. If the Participant continues in the employ of the Employer beyond his Normal Retirement Date, he shall for purposes of this Plan and Trust continue to be treated in all respects as an Employee and Participant until his actual retirement. A Participant shall be entitled to early retirement upon attainment of age fifty-five (55) and ten (10) Years of Service and if then employed with the Employer, shall be one hundred (100%) percent fully vested in, and have a non-forfeitable right to his Account. A Participant who satisfies the service requirement for early retirement, but who separates from service (with any nonforfeitable right to an Accrued Benefit) before satisfying the age requirement for early retirement, shall be entitled upon satisfaction of such age requirement to receive a benefit equal in value to the vested portion of his Account balance at such early retirement age. After determination of the value of the Participant's Account, the early retirement benefits and normal retirement benefits shall be handled and paid to the Participant in accordance with the Annuity Requirements Section and the Distribution Requirements Section.

                           SECTION 8 - Death Benefits
                           ---------  ---------------

     8.1 In the event of the death of a Participant while employed with the Employer, the Inactive Participant's Account shall be one hundred (100%) percent fully vested and non-forfeitable. After determination of the value of the Inactive Participant's Account, the Account (including the proceeds of any life insurance on the Participant's life other than key man life insurance) shall be paid to the Inactive Participant's surviving spouse in accordance with the Distribution Requirements Section. If the Inactive Participant has no surviving spouse, or the spouse has consented to the Account being paid to another designated Beneficiary, then the Account shall be paid to such other designated Beneficiary. Such consent shall acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries. Any consent by the spouse shall be in writing and shall acknowledge the effect of such election. Prior to the death of the Participant, the Participant may revoke such non-spouse Beneficiary designation at any time and cause the death benefit to be payable to the Participant's spouse. Further, if all of the designated non-spouse Beneficiaries predecease the Participant or if the designation of the non-spouse Beneficiary is not legally effective to cause payment of the Account to the non-spouse Beneficiary, then the Participant's spouse shall receive payment of the Account if the spouse survives the Participant. The spouse's consent shall be witnessed by a notary public or Committee member. Any consent by the spouse shall be effective only with respect to such spouse. A former spouse will be treated as the spouse, or surviving spouse, to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

     8.2 Except as provided above, at any time, and from time to time, each Participant or Inactive Participant shall have the unrestricted right to designate a Beneficiary or Beneficiaries to receive his Account, and to revoke any such designation at any time thereafter. Each such designation shall be in writing, filed with the Committee, signed by the Participant or Inactive Participant, and bearing the signature of at least one (1) witness. If no such designation is on file at the death of the Participant, or if the designated Beneficiary or Beneficiaries are not living at the death of the Participant, then the estate of the Participant shall receive the Account.

     8.3 The Committee or the Trustee, or both, may require the execution and delivery of such documents, papers and receipts as may be deemed necessary in order to be assured that the payment of any of said death benefits is properly made and is made to the proper person or party entitled thereto.

                        SECTION 9 - Disability Benefits
                        ---------   -------------------

     9.1 In the event of termination of employment of a Participant by the Employer by reason of Disability, the Participant's right to his Account shall be one hundred (100%) percent fully vested and non-forfeitable. After determination of the value of the Inactive Participant's Account, the Disability benefit shall be paid to the Inactive Participant in accordance with the Annuity Requirements Section and the Distribution Requirements Section.

SECTION 10 - Benefits and Vesting Upon Termination of Employment Other Than By
------------------------------------------------------------------------------
             Reason of Retirement Death or Disability
             ----------------------------------------

     10.1 A Participant's right to his Account shall always be one hundred (100%) percent fully vested and non-forfeitable.

     10.2 For any Top Heavy Plan Year, a Participant's right to his Account shall always be one hundred (100%) percent fully vested and non-forfeitable.

     10.3 After the employment of a Participant is terminated (other than by reason of attainment of Normal Retirement Date, early retirement, if applicable, death or Disability), and the value of the Inactive Participant's Account determined, the Inactive Participant's Account shall be paid to him in accordance with the Annuity Requirements Section and Distribution Requirements Section.

     10.4 No amendment to the vesting schedule shall deprive a Participant of his nonforfeitable right to benefits accrued to the date of the amendment, or the date the amendment is effective, if later. Further, if the vesting schedule of the Plan is amended or, if the Plan is deemed amended by an automatic change to or from a Top Heavy Plan vesting schedule, each Participant with at least three (3) Years of Service for vesting purposes (whether or not consecutive and without regard to Years of Service which may be excluded) with the Employer may elect, within a reasonable period after adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard to such amendment, or change, unless the Participant's nonforfeitable percentage computed under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. For Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three (3) Years of Service" where such language appears. The period during which the election may be made commences with the date the amendment is adopted and ends on the later of:

     (a)  Sixty (60) days after the amendment is adopted;

     (b)  Sixty (60) days after the amendment becomes effective; or

     (c) Sixty (60) days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     Further, no amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Account balance may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's Employer derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

                       SECTION 11 - Annuity Requirements
                       ----------   --------------------

     11.1 Notwithstanding anything in this Plan and Trust to the contrary, a Participant, his spouse or other Beneficiary shall not receive payment of his Accrued Benefit in any form of a life Annuity, specifically including a joint and survivor Annuity. Further, if an insurance policy is distributed from the Plan and Trust, such policy shall not be a life Annuity or contain any life Annuity conversion option. Nothing in this Plan and Trust shall be construed as allowing for the purchase or distribution of an Annuity.

                     SECTION 12 - Distribution Requirements
                     -----------  -------------------------

     12.1 Except as otherwise provided in the Annuity Requirements Section, the requirements of this Distribution Requirements Section shall apply to any distribution of an Inactive Participant's Accrued Benefit (or active Participant after attainment of age 70 1/2). Except as provided below, the Trustee shall commence distribution of the Inactive Participant's (or active Participant's after attainment of age 70 1/2) Accrued Benefit (to the extent vested) as soon as reasonably practical after the Valuation Date coinciding with or next following the Participant's termination of employment, death or attainment of age 70 1/2, whichever occurs first. Notwithstanding the preceding, if the vested value of the Inactive Participant's Accrued Benefit (including both Employer and Employee contributions, if applicable) exceeds $3,500 (or at the time of any prior distribution exceeded $3,500), the Inactive Participant and, if payment in the form of an Annuity is permitted in this Plan under Section 11.1, the Participant's spouse (or the surviving spouse, as the case may be) must consent to any such distribution if the distribution occurs prior to the Inactive Participant's Normal Retirement Age or attainment of age sixty-two (62) if later than Normal Retirement Age. If the distribution occurs after the Participant's Normal Retirement Age, or attainment of age sixty-two (62) if later than Normal Retirement Age, the Accrued Benefit shall be distributed without the Inactive Participant's consent and if applicable, his spouse's consent. Further, if payment in the form of an Annuity is not permitted in this Plan under Section 11.1, then distribution of the Accrued Benefit upon the Participant's death to the Participant's spouse (or other Beneficiary, if applicable) shall not require the spouse's (or other Beneficiary's) consent. Additionally, in the event the date for commencing initial payment of benefits specified above would not occur until after the April 1 following the calendar year the Participant attains age 70 1/2, then nevertheless distribution shall commence prior to such April 1 for such Participant so as to not violate Code
Section 401(a)(9). Further, if the vested value of the Inactive Participant's Accrued Benefit is $3,500 or less, the Trustee shall distribute the Accrued Benefit without the Participant's consent. If the Inactive Participant (or his spouse if payment in the form of an Annuity is permitted in this Plan under

Section 11.1) does not initially consent to the distribution, the Inactive Participant's Accrued Benefit shall not again be available for distribution until after the Valuation Date following the earlier of the Inactive Participant's consent, death, Normal Retirement Date or attainment of early retirement date.

     If this Plan terminates and this Plan does not provide for payment of benefits in the form of an Annuity under Section 11.1, then the Participant's Accrued Benefit may be distributed without the Participant's consent if the Employer (or any entity within the same controlled group as the Employer) does not maintain another defined contribution~plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)). If another defined contribution plan is so maintained, the Participant's Accrued Benefit may be transferred without the Participant's consent to such other plan if the Participant does not consent to the immediate distribution from this Plan. If this Plan does provide for payment of benefits in the form of an Annuity under
Section 11.1 and the Plan terminates, then the Plan shall purchase and distribute deferred Annuities as required in the Annuity Requirements Section unless the Participant and his spouse (if applicable) properly elect another form of payment as provided above.

     12.2 Subject to the Annuity Requirements Section, a Participant's Accrued Benefit may be distributed in one of the following forms of payment as the Participant directs the Trustee after the Participant is otherwise eligible for payment.

     (a)  lump sum payment of the Accrued Benefit

     (b)  installment payments

     (c) if the Participant is employed with the Employer after attaining age seventy and one-half (70 1/2), the minimum required distribution under Code Section 401(a)(9) and the regulations thereunder until his employment terminates and after termination of employment such Accrued Benefit shall be paid in such form as selected by the Participant as permitted in this Plan and Trust.

     Distributions made in installment payments (if installment payments are otherwise specifically permitted above) may be made over one of the following periods:

     (a) a period certain not extending beyond the life expectancy of the Participant; or

     (b) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his designated Beneficiary.

     All distributions under this Distribution Requirements Section shall comply with the requirements of Code Section 401(a)(9) and the regulations thereunder including the minimum incidental benefit requirement of Regulation 1.401(a)(9)- 2.

     12.3 Subject to the Annuity Requirement Section, the requirements of this Distribution Requirements Section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

     As of the first distribution calendar year, distributions, if not made in a single lump sum (if otherwise permitted herein), may only be made over one of the following periods (or a combination thereof):

     (i)   the life of the Participant,

     (ii)  the life of the Participant and a designated beneficiary,

     (iii) a period certain not extending beyond the life expectancy of the Participant, or

     (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a designated beneficiary.

     If the Participant's Accrued Benefit is to be distributed in other than a single lump sum (if otherwise permitted herein), the following minimum distribution rules shall apply on or after the required beginning date:

     (a) If a Participant's benefit is to be distributed over (i) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (ii) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

     (b) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the designated Beneficiary, the method of distribution selected must assure that at least fifty (50%) percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

     (c) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (i) the applicable life expectancy or (ii) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A4 of Section 1.401(a)(9)-2 of the regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in (a) above as the relevant divisor without regard to regulations Section 1.401(a)(9)-2.

     (d) The minimum distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required date occurs, must be made on or before December 31 of that distribution calendar year.

     If the Participant's benefit is distributed in the form of an Annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

     Upon the death of the Participant, the following distribution provisions shall apply:

     (e) If the Participant dies after distribution of his Accrued Benefit has begun, the remaining portion of such Accrued Benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

     (f) If the Participant dies before distribution of his Accrued Benefit begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except to the extent that an election is made to receive distributions in accordance with (i) or
          (ii) below:

          (i) If any portion of the Participant's interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

          (ii) If the designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of
               (1) December 31 of the calendar year immediately following the calendar year in which the Participant died and (2) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

     (g)  If the Participant has not made an election pursuant to this Section
          12.3 by the time of his death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this Section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (h) For purposes of this Section 12.3, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this Section above, with the exception of paragraph
          (f)(ii) therein, shall be applied as if the surviving spouse were the Participant.

     (i) For purposes of this Section 12.3, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

     (j) For the purposes of this Section 12.3, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if paragraph (h) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to paragraphs (f) and (g) above). If distribution in the form of an Annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

     When used in this Distribution Requirements Section, the following terms shall have the indicated meanings:

     (k) "Applicable life expectancy" shall mean the life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

     (l) "Designated beneficiary" shall mean the individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

     (m) "Distribution calendar year" shall mean a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin in this
          Section 12.3.

     (n) "Life expectancy" shall mean the life expectancy and joint and last survivor expectancy as computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

               Unless otherwise elected by the Participant (or spouse, in the case of distributions described in (f)(ii) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

     (o)  "Participant's benefit" shall mean:

          (i) The Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

          (ii) For purposes of (i) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

     (p)  "Required beginning date" shall mean:

          (i) Except as provided in (ii) below, the required beginning date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

         (ii) The required beginning date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with (1) or (2) below:

               (1) The required beginning date of a Participant who is not a five percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

               (2) The required beginning date of a Participant who is a five percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                    (I) the calendar year in which the Participant attains age 70 1/2, or

                    (II) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five percent owner, or the calendar year in which the Participant retires.

               The required beginning date of a Participant who is not a five percent owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

         (iii) A Participant is treated as a five percent owner for purposes of this Section if such Participant is a five percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is a Top-Heavy Plan) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

          (iv) Once distributions have begun to a five percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a five percent owner in a subsequent year.

     The provisions set forth in this Section 12.3 will take precedence over any inconsistent provisions in this Plan and Trust.

     12.4 Distribution of the Accrued Benefit to a Participant who is a Five (5%) Percent Owner, and for Plan Years beginning after December 31, 1988, all Participants, must commence no later than the first day of April following the calendar year in which a Participant attains age 70 1/2. Except as otherwise provided in the preceding sentence, no distribution of an Employee's Accrued Benefit derived from Employer contributions shall be made while the Employee is employed with the Employer. Further, unless the Participant elects otherwise, payment of Accrued Benefits must begin not later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur: (a) the Participant attains age 65 (or Normal Retirement Age, if earlier), (b) the occurrence of the tenth anniversary of the year in which the Participant commences participation in the Plan, or (c) the Participant terminates his service with the Employer.

     12.5 In the event of a qualified domestic relations order (as defined in Code Section 414(p)), distribution shall be made to the alternate payee pursuant to the order at any time, irrespective of whether the Participant has attained his earliest retirement age under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if

     (a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution, and

     (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section regarding earlier payment under a qualified domestic relations order shall be construed or deemed to permit a Participant a right to receive distribution at a time otherwise not permitted under this Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

     12.6 This Section 12.7 applies to distributions made on or after January 1, 1993. Notwithstanding any provision in this Plan and Trust to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     When used in this Section 12.7, the following terms shall have the indicated meanings:

     (a) "Eligible rollover distribution'' shall mean any distribution of all or any portion of the Accrued Benefit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

     (b) "Eligible retirement plan" shall mean an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
          Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p) are distributees with regard to the interest of the spouse or former spouse.

     (d) "Direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee.

                    SECTION 13 - Valuation Upon Distribution
                    ----------   ---------------------------

     13.1 Upon the Participant's termination of employment, or attainment of age 70 1/2 while employed with the Employer, the value of the amount credited to the Inactive Participant's Account (or active Participant after attainment of age 70 1/2) for payment purposes (if payment is otherwise to commence) shall be determined as of the Valuation Date coinciding with or next following the date such termination of employment or attainment of age 70 1/2, as the case may be, occurs. If payment is not to commence following the aforesaid Valuation Date, then the amount credited to the Participant's Account shall be determined as of the Valuation Date coinciding with or immediately preceding the date payment is otherwise to commence. The Account shall include the proceeds of any life insurance policy received as a result of the Participant's death (other than a key man Employee policy). In the event the Valuation Date specified above would not occur until after the April 1 following the calendar year following the Participant attains age 70 1/2, then a reasonable estimate of the value shall be used until a final value can be determined so that payment in all events shall commence prior to such April 1. Except for a Participant's self-directed investment Account, no earnings or losses of the Trust shall be applied to the Participant's Account after the value of the Account is determined as provided above for purposes of paying the Account to the Participant unless the Account is paid in installment payments over more than one (1) Plan Year (if installment payments are otherwise specifically permitted herein). The value of a Participant's self-directed investment Account shall be its value as of the time it is either transferred in kind or liquidated to provide for payment of benefits.

     13.2 Where the Trustee is directed by the Inactive Participant to defer payment of the vested portion of the Inactive Participant's Account for any period, or where the vested portion of the Account is to be paid in installments, (if installment payments are otherwise specifically permitted herein), the Inactive Participant may continue to direct the investment of his Account pursuant to the Investment Direction By Participant Section.

                              SECTION 14 - Trustee
                              ----------   -------

     14.1 The Trustee hereby accepts the Trust created hereunder and agrees to carry out its duties and responsibilities hereunder. The Trustee shall serve at the pleasure of the Employer, or upon such length of term or terms as may be determined by the Employer. Whenever more than one Trustee serves hereunder, the decision of a majority of the Trustees shall control. Any documents, including checks, shall be valid if signed by a majority of the Trustees, or such person or persons designated in writing by the Trustees. The Trustee shall maintain a separate Account for each Participant to which will be credited the Employer contributions and earnings thereon.

     14.2 Except as specifically provided for, all contributions voluntarily paid by or in behalf of the Employer to the Trustee from time to time, and all contributions voluntarily paid by Participants, and all income and enhancement shall constitute and be held and administered by the Trustee as a single Trust Fund; provided, however, that the Trustee may maintain separate trusts and separate subtrusts subject to the provisions contained herein.

     14.3 The Trustee shall allocate to each Participant his share of the Employer contributions and if otherwise permitted herein, forfeitures in accordance with the provisions of this Plan and Trust agreement, based upon the information furnished by the Committee. The Trustee and the Committee may agree that the Committee, and not the Trustee, shall be responsible for making such allocations.

     14.4 Except as provided in the Investment Direction By Participant Section, the Trustee shall invest and reinvest the Trust Fund and keep it invested, without distinction between principal and income, and without restriction to properties and securities authorized for investment by trustees under any present or future law, in any and all common stocks, preferred stocks, bonds, notes, debentures, mortgages, equipment trust certificates, options and in such other property, real or personal, investments and securities of any kind, class, or character, (specifically including any kind or class of savings accounts, statement account, certificates of deposit, or any other types of deposits of the Employer if the Employer is a bank or savings and loan association) as the Trustee may deem advisable and suitable, including, but not limited to, qualifying Employer securities and qualifying Employer real property, partnership interests and stock or securities in other companies, any common trust fund, or funds maintained by the Trustee, insurance policies on the lives of key Employees of the Employer payable on death to the Trust as beneficiary, and if the Employer permits, insurance policies on the lives of Participants. After giving consideration to diversifying the investment of assets, the Trustee shall not acquire or hold any qualifying Employer securities or qualifying Employer real property if immediately after such acquisition the aggregate fair market value of the Employer securities or Employer real property exceeds one hundred (100%) percent of the fair market value of the Plan assets. The Trustee, in its discretion, may keep such portion of the Trust Fund in cash or cash balances as the Trustee from time to time may deem to be in the best interests of the Plan and Trust. The Trustee is authorized to invest in any type of deposit of the Trustee provided the Trustee is a bank or savings and loan association and the deposit earns a reasonable rate of interest. The Trustee shall apply for and be the owner of the insurance policies. The proceeds of the insurance policies shall be payable to the Trustee to provide the benefits required in this Plan. In the case of any conflict between the terms of this Plan and an insurance policy, then the Plan's provisions shall control. The Trustee shall, in its discretion, either convert the entire value of any life insurance contract at or before a Participant's retirement into cash, or distribute the life insurance contract to the Participant at retirement. In no event shall any life insurance be continued for the benefit of a Participant after his retirement.

     Notwithstanding anything in this Plan and Trust to the contrary, the Employer specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code Section 401(a). This authorization applies solely to a group trust fund exempt from taxation under Code Section 501(a) and the trust agreement of which satisfies the requirements of Internal Revenue Service Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund shall govern any investment of Plan assets in that fund. The Employer shall specify in a resolution of its governing body the group trust funds to which this authorization applies.

     Furthermore, the Trustee, for collective investment purposes, may combine into one (1) trust fund the Trust created under this Plan with the trust created under any other qualified retirement plan the Employer maintains. However, the Trustee shall maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Accrued Benefit under the plan(s) in which he is a Participant.

     If payment of benefits in the form of an Annuity is otherwise permitted in this Plan and Trust, any Annuity or insurance contract distributed hereunder shall comply with the requirements set forth in the Code Section 401 (a)(11), Code Section 417 and the Annuity Requirements Section.

     14.5 If the Employer consents to the purchase of life insurance policies used to provide incidental life insurance for Plan Participants, then the following limitations shall apply.

     (a) If ordinary life insurance contracts are purchased, then less than fifty (50%) percent of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums attributable to them. Ordinary life insurance contracts for these purposes are contracts with both nondecreasing death benefits and nonincreasing premiums.

     (b) No more than twenty-five (25%) percent of the aggregate Employer contributions allocated to any Participant will be used to pay the premiums on term life insurance contracts, universal life insurance contracts, and all other life insurance contracts which are not ordinary life contracts.

     (c) The sum of fifty (501) percent of the ordinary life insurance premiums and all other life insurance premiums will not exceed twenty-five (25%) percent of the aggregate Employer contributions allocated to any Participant.

     Premiums on each policy, after taking credit for any policy dividends, shall be deemed paid from each Participant's Account, and shall be debited for purposes of allocations under this Plan first to such Participant's voluntary contribution Account, if any, and then to his other Account. Any life insurance on the life of a Participant shall not violate the incidental benefits rule as required under Treasury Department Regulations.

     14.6 In addition to the powers conferred by common law or by statute, the Trustee is authorized and empowered:

     (a) To sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by private contract or at public auction, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition;

     (b) To vote upon any stocks, bonds, or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and, generally, to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other property held in the Trust Fund;

     (c) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

     (d) To register any investment held in the Trust Fund in its own name or in the name of a nominee and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

     (e) To manage, administer, operate, lease for any number of years, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, partition, build entire new structures on, abandon, foreclose, or otherwise deal with any real property or interest therein at any time held by it, including specifically, qualifying Employer real property, using other Trust assets for any of such purposes if deemed advisable;

     (f) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;

     (g) To borrow or raise monies for the purposes of the Trust and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Trust Fund, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity, expediency, or propriety of any such borrowing; and any borrowing against life insurance policies shall be done on a pro rata basis so as to avoid discrimination; and

     (h) To acquire real estate by purchase, exchange, or as the result of any foreclosure, liquidation, or other salvage of any investment previously made hereunder; to hold such real estate in such manner and upon such terms as the Trustee may deem advisable; and to manage, operate, repair, improve, partition, mortgage, build entire new structures on, or lease for any term of years any such real estate or any other real estate constituting a part of the Trust Fund, upon such terms and conditions as the Trustee deems proper, using other Trust assets for any of such purposes if deemed advisable.

     14.7 Notwithstanding the broad powers granted to the Trustee, the Trustee and Committee are prohibited from engaging in certain transactions with a party-in-interest. Such transactions include engaging in (a) selling, exchanging, or leasing property between the Plan and Trust and a party-in-interest, except qualifying Employer securities or Employer real property; (b) loaning or extending credit between the Plan and Trust and a party-in interest; (c) furnishing goods, services or facilities between the Plan and Trust and a party-in-interest; (d) transferring Plan and Trust assets to a party-in-interest; (e) dealing with the income or assets of the Plan and Trust for their own benefit;
(f) receiving any consideration for their own benefit from any party dealing with the Plan and Trust in connection with a transaction involving Plan and Trust assets; or (g) acting in any transaction (in any capacity) involving a Plan on behalf of a party whose interests are adverse to the interests of the Plan and Trust, its Participants or Beneficiaries.

     14.8 The term "party in interest" means:

     (a) any fiduciary (including, but not limited to, any administrator, officer, Trustee, or custodian), counsel, or employee of the Plan;

     (b)  a person providing services to the Plan;

     (c)  an Employer any of whose Employees are covered by the Plan;

     (d)  an Employee organization any of whose members are covered by the Plan;

     (e)  an owner, direct or indirect, of fifty (50%) percent or more of

          (i) the combined voting power of all classes of stock entitled to vote or the total value of shares of all classes of stock of a corporation; or

         (ii)  the capital interest or profits interest of a partnership; or

         (iii) the beneficial interest of a trust or unincorporated enterprise which is an Employer or an Employee organization described in subparagraphs (c) or (d).

     (f) a relative as defined herein of any individual described in subparagraphs (a), (b), (c) or (e);

     (g) a corporation, partnership, trust or estate of which (or in which) fifty (50%) percent or more of

         (i) the combined voting power of all classes of stock entitled to vote, or the total value of shares of all classes of stock of such corporation; or

         (ii)  the capital interest or profits interest of such partnership; or

         (iii) the beneficial interest of such trust or estate,

         is owned, directly or indirectly, or held by persons described in subparagraphs (a), (b), (c), (d) or (e);

     (h) an officer, director (or an individual having powers or responsibilities similar to those of officers or directors), or a ten (10%) percent or more shareholder, or a highly compensated employee (earning ten (10%) percent or more of the yearly wages of an employer) of a person described in subparagraphs (b), (c), (d), (e) or (g); or

     (i) a ten (10%) percent or more (directly or indirectly in capital or profits) partner or joint venturer of a person described in subparagraphs (b), (c), (d), (e), or (g).

The term "relative" means a spouse, ancestor, lineal descendant, or spouse of a lineal descendant.

     14.9 The Trustee shall keep accurate and detailed records of its administration of the Trust Fund, which records shall be open to inspection at all reasonable times by any person designated in writing by the Committee or the Employer. Within ninety (90) days following the close of each Plan Year (and at such other times as the Trustee shall determine in its sole discretion), the Trustee shall value the Trust Fund (exclusive of Employer's contributions and forfeitures for such Plan Year and segregated Accounts) as of the last day of such Plan Year, at the current fair market value of the respective assets, but life insurance policies shall be shown at their carrying value on the books of the Trustee. As soon as practicable after making such valuation, but not more than fifteen (15) days thereafter, the Trustee shall file with the Committee a written report setting forth the valuation made and, in addition, setting forth all investments made, together with disbursements and receipts and other transactions effected by it during such Plan Year, and securities and investments held at the end of such Plan Year, and the cost of each item as carried on the books of the Trustee.

     14.10 Except as provided in the Investment Direction By Participant Section, any earnings, gains, profits or losses of the Trust Fund since the immediately preceding Valuation Date shall be credited or debited to the Account of a Participant (or Inactive Participant as the case may be) as of a particular Valuation Date in the proportion that such Account of such Participant on such Valuation Date, exclusive of the Employer's contribution, any forfeitures, if otherwise permitted herein, and any Employee voluntary contributions, if otherwise permitted herein, since such immediately preceding Valuation Date, bears to the total of all such Accounts. Any dividends or credits earned on insurance contracts (other than a key man Employee policy) will be allocated to the Participant's Account derived from Employer contributions for whose benefit the contract is held.

     14.11 If a corporate Trustee (other than the Employer) serves hereunder, then the corporate Trustee shall be paid for its service rendered hereunder compensation and other charges as agreed by the Employer and the Trustee, but if no agreement is in effect then as stipulated in its regularly adopted schedules of compensation in effect and applicable at the time of performance of such services, together with all reasonable expenses incurred by the Trustee in and about the execution of its duties hereunder, including counsel fees and disbursements. Except as provided below, if a non-corporate Trustee serves hereunder, then the non-corporate Trustee shall be entitled to such reasonable compensation for services rendered by it as may from time to time be agreed upon between the Employer and the non-corporate Trustee, together with all reasonable expenses incurred by the non-corporate Trustee in and about the execution of its duties hereunder, including counsel fees and disbursements. Unless the Employer agrees to pay the Trustee for services rendered, such compensation and expenses shall be charged against and paid out of the Trust Fund and any segregated (or self-directed) Accounts pro rata among the Participants. If the Employer advises the Trustee in writing of its determination to make no further contributions to the Trust Fund, and the Employer decides not to continue payment of the Trustee compensation and expenses, such compensation and expenses of the Trustee shall be charged against and paid out of the Trust Fund and any segregated (or self-directed) Accounts pro rata among the Participants, and a lien for the payment thereof shall be impressed upon any cash, securities or other property held by the Trustee hereunder the same to be charged pro rata against the credit of each Participant. Notwithstanding anything herein to the contrary, no compensation shall be paid to a fully paid Employee of the Employer or, if a corporation, to a member of its Board of Directors, for serving as a fiduciary, but such person may be reimbursed for expenses reasonably incurred.

     14.12 The Trustee may consult with counsel, who may be counsel for the Employer, in respect of any of its duties or obligations hereunder, and the Trustee shall be fully protected in acting or refraining from acting in accordance with the advice of such counsel.

     14.13 Any determination or action of the Employer pursuant to the provisions of this Agreement shall be evidenced in writing duly executed by the Employer and delivered to the Trustee. All authorizations, directions, instructions, notices, or information given by the Committee to the Trustee shall be in writing and signed in the name of the members of the Committee or by such member or representative of the Committee as a majority of it shall specify in writing. If the Trustee acts in accordance with authorizations, directions, instructions, notices, or information given to it by the Employer or the Committee, the Trustee shall be indemnified and held harmless by the Employer, except for its own gross negligence or willful misconduct.

     14.14 If neither the Employer nor the Committee gives authorizations, directions, instructions, notices, or information to the Trustee, the Trustee may act without such authorizations, directions, instructions, notices, or information as it, in its sole discretion, deems advisable and appropriate in the circumstances for the carrying out of the provisions of this Agreement.

     14.15 The Trustee shall not be responsible for the adequacy of the Trust Fund to meet and discharge any and all payments and liabilities under the Plan. All persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee to act, and from responsibility for the application of any monies, securities or other property paid or delivered to the Trustee. The Trustee shall not be obligated to pay interest on uninvested cash balances.

     14.16 The Trustee shall not be required to determine, or to make any investigation to determine, the identity or mailing address of any person entitled to benefits under this Agreement, and shall have discharged its obligation in that respect when it shall have sent checks or other papers by ordinary mail to such persons and addresses as may be furnished to it by the Committee.

     14.17 The Trustee may be removed by the Employer by the delivery to the Trustee of a written notice duly executed by the Employer to that effect. The Trustee may resign as Trustee hereunder upon written notice to that effect, delivered to the Employer. Any such removal or resignation shall become effective sixty (60) days from the date of the delivery of such written notice, unless an earlier date is agreed upon by the Employer and the Trustee. In the event of such removal or resignation (or in the event the office of Trustee becomes vacant for any reason), a successor Trustee or Trustees shall be appointed by the Employer and such successor Trustee or Trustees, upon accepting such appointment by an instrument in writing delivered to the Employer, shall become vested with all the duties, immunities, powers, privileges and rights as Trustee hereunder as if it originally had been designated Trustee in this Agreement. No successor Trustee shall be liable or responsible in any way for any acts or defaults of any predecessor Trustee, but such successor Trustee shall be liable only for its own acts and defaults with respect to property actually received by it as such Trustee. The successor Trustee may accept the accounting rendered and the assets and property delivered to it by the predecessor Trustee and shall incur no liability or responsibility to any Participant or Beneficiary under this Plan and Trust by reason of relying thereon. The Employer may designate as many Trustees to serve hereunder as it shall from time to time determine. Upon such appointment and acceptance, the replaced Trustee shall assign, endorse, convey, deliver and transfer to the successor Trustee all of the funds, securities and other property then held by it under this Trust Agreement and such records as may reasonably be required in order that the successor Trustee may properly administer the Trust hereunder. In the event of such removal or resignation of any Trustee hereunder, within sixty
(60) days from the date of such removal or resignation such Trustee shall file with the Employer and with the Committee a statement and report of its Accounts and proceedings covering the period since the date of its last annual statement and report to the date of such removal or resignation.

     14.18 In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Employer shall indemnify and hold harmless any Trustees who are natural persons, their assistants and representatives, from any and all claims, demands, suits, losses, damages, and any other liability arising from their responsibilities in connection with this Plan or Trust, unless the same is determined to be due to gross negligence or willful misconduct.

     14.19 In the event an individual is sole Trustee of this Trust while a beneficiary of this Trust, then the Employer shall appoint a Co-Trustee to serve with the individual Trustee immediately before the individual Trustee becomes the sole beneficiary of the Trust if a merger would occur under state law.

                 SECTION 15 - Amendment and Termination of Plan
                 ----------   ---------------------------------

     15.1 The Board of Directors of the Employer may amend this Plan and Trust at any time and from time to time. However, it is the intention of the Employer and Trustee that this Plan and Trust shall always be a retirement plan and trust qualified under Code Section 401, et. sea. and this Plan and Trust shall be interpreted and administered accordingly. Except to the extent permitted in Code
Section 412(c)(8), no amendment shall decrease a Participant's Accrued Benefit or otherwise violate Code Section 411(d)(6). For purposes of the preceding sentence, a Plan amendment which has the effect of (a) eliminating or reducing a subsidy or an early retirement benefit, if applicable, (as defined in Treasury Regulations), or (b) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. Treasury Regulations may provide that this Section shall not apply to a Plan amendment described in (b) above (other than a Plan amendment having an effect described in (a) above).

     Any amendment shall be in writing and shall be executed by an officer of the Employer. The Trustee and the Plan Administrator shall be given a copy of the amendment.

     15.2 No change may be made in the Plan and Trust which shall vest in the Employer, directly or indirectly, any control, interest, or ownership in any of the present or subsequent assets or funds of the Trust, or in any of the present or subsequent assets or funds set aside for Participants pursuant to this Plan and Trust.

     15.3 No part of the Trust Fund shall, by reason of any amendment, be used for or directed to purposes other than for the exclusive benefit of Participants and their Beneficiaries or for administration expenses of the Plan. The corpus or income of the Trust may not be diverted to or used for other than the exclusive benefit of the Participants and their Beneficiaries.

     15.4 It is the present intention of the Employer to continue this Plan indefinitely; however, the Board of Directors of the Employer may partially or completely terminate this Plan, or completely discontinue contributions hereunder, in which events the Accrued Benefit of all affected Participants in the Trust Fund shall vest immediately and fully, without forfeiture. Any complete termination of this Plan shall be in writing. Notice of the complete termination shall be given to each Participant. In the event the Plan is terminated, the Accrued Benefit of all Participants shall be distributed to them. In the event contributions are completely discontinued, the Accrued Benefit of all Participants may be distributed to them, or the Plan may continue to operate for the benefit of the Participants pursuant to its terms, in which case the Accrued Benefits shall be paid upon attainment of Normal Retirement Date (or early retirement, if applicable), death, Disability, or other termination of employment as provided in the Plan. Complete discontinuance of contributions or termination of the Plan by an Employer, including a partial termination, shall be considered a complete discontinuance of contributions or termination of the Plan only with respect to that particular Employer. Suspension of contributions on a temporary basis for reasons of business deemed adequate by the Employer shall not be considered a complete discontinuance of contributions or a termination of the Plan.

     15.5 In any event, the liabilities of the Employer to make contributions under the Plan shall automatically terminate upon dissolution of the Employer, upon its adjudication as a bankrupt, upon its making a general assignment for the benefit of creditors, or upon its merger or consolidation with any other corporation or corporations unless the Employer's liabilities to make further contributions under the Plan are assumed by such other corporation or corporations.

     15.6 In the event of termination of the Employer's liabilities to make further contributions under this Plan, such liabilities may be assumed by any other corporation or business organization which employs a substantial number of the Participants of the Plan. Such assumption of liabilities shall be expressed in an agreement between such other corporation or business organization and the Employer. Any Participant under this Plan who does not become an Employee of such other corporation or other business organization shall have the rights hereunder of an Employee whose employment terminated by normal retirement.

     15.7 In the event of any merger or consolidation with, or transfer of assets or liabilities to, any other retirement plan of the Employer, its affiliate, or of any Employer, each Participant in the Plan will (as if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (as if the Plan had then terminated).

             SECTION 16 - Limitation on Benefits and Contributions
             ----------   ----------------------------------------

     16.1 If an Employee is a Participant in one or more defined benefit plans and one or more defined contribution plans (whether or not terminated) maintained by the Employer or an Affiliated Employer, the sum of his defined benefit plan fraction and his defined contribution plan fraction shall not exceed 1.0 for any year. If the sum of the defined benefit plan fraction in the Employer's defined benefit plan and the defined contribution plan fraction in the Employer's defined contribution plan shall exceed 1.0 in any year of any Participant in this Plan, the Employer shall adjust the numerator of the defined contribution plan fraction so that the sum of the defined benefit plan fraction and the defined contribution plan fraction shall not be in excess of 1.0 in any year for such Participant in the order set forth in Section 5.10.

     For the purpose of this Section, the term defined benefit plan fraction for any year shall mean a fraction the numerator of which is the projected annual benefits payable to a Participant under all such defined benefit plans as of the close of the current year and the denominator of which is the lesser of:

     (a) the product of 1.25 multiplied by $90,000, (or such other dollar limitation in effect under Code Section 415(b)(1)(A) for such year), or

     (b) the product of 1.4 multiplied by the average Compensation of the Participant.

     Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     The term defined contribution plan fraction for any year shall mean a fraction the numerator of which is the aggregate amount of annual additions under all such defined contribution plans made to a Participant's Account balances as of the close of the current year and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer:

     (a) the product of 1.25 multiplied by $30,000, (or such other dollar limitation in effect under Code Section 415(c)(1)(A) for such year, without regard to Code Section 415(c)(6)), or

     (b) the product of 1.4 multiplied by twenty-five (25%) percent of the Compensation of the Participant.

     If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

     For any Plan Year this Plan is a Top Heavy Plan or a Super Top Heavy Plan, then 1.0 shall be substituted for 1.25 in both subparagraphs (a) of this Section. However, 1.25 will continue to be used for any Plan Year that this Plan is a Top Heavy Plan (but not a Super Top Heavy Plan) provided the minimum allocation requirements of Code Section 416(c) are increased pursuant to Code Section 416(h)(2)(A)(ii). Further, if the special minimum allocation of 7 1/2% is provided for in Section 5.6, then 1.25 will continue to be used for any Plan Year that this Plan is a Top Heavy Plan (but not a Super Top Heavy Plan). If this Plan and a pre-Tax Equity and Fiscal Responsibility Act (TEFRA) defined benefit plan are aggregated, a permanent adjustment will be made to the numerator of the defined contribution fraction to insure that the sum of the defined contribution fraction and defined benefit fraction does not exceed 1.0 as of the effective date of TEFRA. Annual additions in the numerator of the defined contribution plan fraction shall not exceed annual additions in the denominator of the defined contribution plan fraction in any year beginning prior to January 1, 1976.

                   SECTION 17 - Rollovers and Other Transfers
                   ----------   -----------------------------

     17.1 The Trustee shall not accept a rollover contribution or a direct or indirect transfer on behalf of a Participant from another qualified plan, individual retirement account or the Participant.

                     SECTION 18 - Miscellaneous Provisions
                     ----------   ------------------------

     18.1 The adoption and maintenance of this Plan shall not be deemed to constitute a contract, express or implied, between the Employer and any Employee or to be a consideration for, or inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it give the Employer the right to require the Employee to remain in its employ.

     18.2 All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund. Neither the Employer nor the Trustee assumes any liability or responsibility therefor.

     18.3 Headings of Sections are included solely for convenience of reference, and, if there is any conflict between such -headings and the text, the text shall control.

     18.4 As used in this Plan and Trust, the masculine gender shall include the feminine, and the singular shall include the plural, unless the context clearly indicates otherwise.

     18.5 All legal questions pertaining to the Plan shall be determined in accordance with the laws of the State of South Carolina, unless pre-empted under Federal law.

     18.6 The right of any Participant or his Beneficiary to any benefit or to any payment herein or to any separate Account or insurance contract shall not be subject to alienation, assignment, attachment, garnishment, or other legal or equitable process, and if such Participant shall attempt to assign, transfer, or dispose of such right, or should an attempt be made to subject such right to attachment, execution, garnishment, or other legal or equitable process, such attempt shall be null and void. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered into before January 1, 1985.

     18.7 Every fiduciary of this Plan and Trust shall be bonded to the extent required by law.

     18.8 No provision of this Plan and Trust is purported to relieve any fiduciary from liability for any responsibilities, obligations, or duties imposed on such fiduciary by the Employee Retirement Income Security Act of 1974, including any amendments thereto.

                SECTION 19 - Voluntary Participant Contributions
                ----------   -----------------------------------

     19.1 A Participant shall not make, and the Trustee shall not accept, voluntary Participant contributions in this Plan and Trust.

                         SECTION 20 - Participant Loans
                         ----------   -----------------

     20.1 The Trustee shall not make a loan to any Participant or Beneficiary.

                      SECTION 21 - Hardship Distributions
                      ----------   ----------------------

     21.1 In the discretion of the Committee in accordance with uniform non-discriminatory principles consistently applied, the Committee, upon application and consent of an Employee, may direct the Trustee to make a Hardship distribution to an Employee. The consent shall be obtained within the ninety
(90) day period before the Hardship distribution is made. Under no circumstances shall a Hardship distribution exceed the aggregate total amount of the Participant's Deferred Compensation portion in the Participant's Elective Account as of the Valuation Date coinciding with or immediately preceding the Hardship withdrawal request. No earnings credited for any period after December 31,

1988 shall be distributed as part of a Hardship withdrawal. Hardship distributions shall be deemed to be made as of the Valuation Date coinciding with or immediately preceding the Hardship withdrawal request and the Employee's Elective Account shall be reduced accordingly.

     21.2 If an Employee receives a Hardship distribution, then (i) the Employee may not defer any Compensation in the Plan until at least twelve (12) months after the Employee receives the Hardship distribution, and (ii) the Employee shall not make Elective contributions for the Employee's taxable year immediately following the taxable year of the Hardship distribution in excess of the applicable limits under Code Section 402(g) for the next taxable year less the amount of such Employee's Elective Contributions for the taxable year of the Hardship distribution.

                   SECTION 22 - Cash or Deferred Limitations
                   -----------  ----------------------------

     22.1 No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

     22.2 A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Committee in writing on or before February 15 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Committee of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

     Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

     When used in this Plan, the following terms shall have the indicated meanings:

     (a) "Elective Deferrals" shall mean any Employer contributions made to the Plan at the election of the Participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a Participant's Elective Deferral is the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement
          (CODA) as described in Code Section 401(k), any simplified Employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code
          Section 457, any plan as described under Code Section 501 (c)(18), and any Employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess annual additions.

     (b) "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals shall be treated as annual additions under the plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

     22.3 Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is the sum of: (a) income or loss allocable to the Participant's Elective Deferral account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and (b) ten (101) percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Participant's taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     22.4 Qualified Matching Contributions and Qualified NonElective Contributions may be taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages. In determining Elective Deferrals for the purpose of the Actual Deferral Percentage test, the Employer shall include Qualified Matching Contributions and Qualified Non-Elective Contributions under this Plan or any other plan of the Employer, as provided by regulations under the Code.

     The amount of Qualified Matching Contributions made under the Employer Non-Elective Contributions and Elective Contributions Section of this Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentage, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be: such Qualified Matching Contributions that are needed to meet the Actual Deferral Percentage test stated in this Cash or Deferred Limitations Section.

     The amount of Qualified Non-Elective Contributions made under the Employer Non-Elective Contributions and Elective Contributions

Section of this Plan and taken into account as Elective Deferrals for purposes of calculating the Actual Deferral Percentages, subject to such other requirements as may be prescribed by the Secretary of the Treasury, shall be: such Qualified Non-Elective Contributions that are needed to meet the Actual Deferral Percentage test stated in this Cash or Deferred Limitations Section.

     22.5 The Actual Deferral Percentage (hereinafter "ADP") for Participants who are Highly Compensated Employees for each Plan Year and the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (a) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (b) The ADP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Participants who are Highly Compensated Employees does not exceed the ADP for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

     The following special rules shall apply:

     (a) The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-Elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     (b) In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(k) only if they have the same Plan Year.

     (c) For purposes of determining the ADP of a Participant who is a Five Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Participant shall include the Elective Deferrals (and, if applicable, Qualified NonElective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of Family Members (as defined in Code Section 414(q)(6)). Family Members, with respect to such Highly Compensated Employees, shall be disregarded as separate Employees in determining the ADP both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

     (d) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

     (e) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test. Qualified Non-Elective Contributions and Qualified Matching Contributions may only be used in the test if they satisfy Regulation 1.401(k)-l(b)(3).

     (f) The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     When used in this Plan, the following terms shall have the indicated meaning:

     (a) "Actual Deferral Percentage" shall mean, for a specified group of Participants for a Plan Year, the average

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

          of the ratios (calculated separately for each Participant in such group) of (i) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (ii) the Participant's Compensation for such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-highly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer and (b) Elective Deferrals that are taken into account in the Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

     22.6 Notwithstanding any other provision of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10%) percent excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. Excess Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code
Section 414(q)(6) among the family members in proportion to the Elective Contribution of each family member that is combined to determine the Actual Deferral Percentage in accordance with Treasury regulations.

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

     22.7 Excess Contributions (including the amounts recharacterized if otherwise allowed herein) shall be treated c additions under this Plan.

     22.8 Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is the sum of: (a) income or loss allocable to the Participant's Elective Deferral account (and, if applicable, the Qualified Non-Elective Contribution account or the Qualified Matching Contributions account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's Account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and (b) ten (10%) percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Excess Contributions shall be distributed from the Participant's Elective Deferral account and Qualified Matching Contribution account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified NonElective Contribution account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral account and Qualified Matching Contribution account.

     Excess Contributions shall be distributed to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6) among the family members in proportion to the Elective Contribution of each family member that is combined to determine the Actual Deferral Percentage in accordance with Treasury regulations.

     Excess Contributions shall be reduced by the amount of excess Elective Deferrals already distributed.

     When used in this Plan, the following terms shall have the indicated meanings:

     (a) "Excess Contribution" shall mean, with respect to any Plan Year, the excess of:

          (i) The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

          (ii) The maximum amount of such contributions permitted by the ADP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

     22.9 If this Plan and Trust otherwise specifically permit all Participants to make voluntary non-deductible contributions, then a Participant may treat his Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions.

     Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash. Under no circumstances shall recharacterization be permitted if the Plan and Trust does not otherwise specifically permit voluntary non-deductible contributions by all Participants.

     22.10 The Employer may make Qualified Matching Contributions to the Plan. "Qualified Matching Contributions" shall mean Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code
Section 401(k) when made. Further, after December 31, 1988 Qualified Matching Contributions may not be distributed to a Participant or Beneficiary because of Hardship, if Hardship distributions are otherwise specifically permitted in this Plan and Trust.

     22.11 The Actual Contribution Percentage (hereinafter "ACP") for Participants who are Highly Compensated Employees for each Plan Year and the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

     (a) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

     (b) The ACP for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Participants who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Participants who are Highly

          Compensated Employees exceed the ACP for Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

     The following special rules shall apply:

     (a) If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the ACP test maintained by the Employer (whether or not one or more plans exist) and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ADP of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose ADP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

     (b) For purposes of this Section, the Contribution Percentage for any Participant who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was under each plan. If a Highly Compensated Employee made participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     (c) In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year.

     (d) For purposes of determining the Contribution Percentage of a Participant who is a Five-Percent Owner or one of the ten most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such participant shall include the Contribution Percentage Amounts and Compensation for the Plan Year of

          Family Members (as defined in Code Section 414(q)(6)). Family Members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Participants who are Non-Highly Compensated Employees and for Participants who are Highly Compensated Employees.

     (e) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year.

     (f) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Elective Contributions, or both, used in such test. Qualified NonElective Contributions and Elective Contributions may only be used in the test if they satisfy Regulation 1.401(m)-1(b)(2).

     (g) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     When used in this Plan, the following terms shall have the indicated meanings:

     (a) "Aggregate Limit" shall mean the sum of (i) 125 percent of the greater of the ADP of the Non-Highly Compensated Employees for the Plan Year or the ACP of Nonhighly Compensated Employees under the Plan subject to Code Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the lesser of 200` or two plus the lesser of such ADP or ACP. For Plan Years beginning before the later of January 1, 1992 or the date that is sixty (60) days after publication of final regulations regarding multiple use, the Aggregate limit is increased to the greater of the Aggregate Limit in the preceding sentence or the sum of 125 percent of the lesser of (i) the ADP of Non-Highly Compensated Employees for the Plan Year or the ACP of Non-Highly Compensated Employees under the Plan subject to Code
          Section 401(m) for the Plan Year beginning with or within the Plan Year of the CODA and (ii) the greater of 200` or two plus the greater of such ADP or ACP.

     (b) "Average Contribution Percentage" shall mean the average of the Contribution Percentages of the Eligible Participants in a group.

     (c) "Contribution Percentage" shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year (whether or not the Employee was a Participant for the entire Plan Year).

     (d) "Contribution Percentage Amounts" shall mean the sum of the Employee Contributions, Matching Contributions, and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's account which shall be taken into account in the year in which such forfeiture is allocated. The Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

     (e) "Eligible Participant" shall mean any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no Employee Contributions are made.

     (f) "Employee Contribution" shall mean any contribution made to the Plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

     (g) "Matching Contribution" shall mean an Employer contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

     22.12 Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6) among the family members in proportion to the Employee Contributions and Matching Contributions of each family member that are combined to determine the Actual Contribution Percentage in accordance with Treasury regulations. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten (10%) percent excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as annual additions under the Plan.

     Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distributions. The income or loss allocable to Excess Aggregate Contributions is the sum of: (a) income or loss allocable to the Participant's Employee Contribution account, Matching Contribution account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, qualified Non-Elective Contribution account and Elective Deferral account for the Plan Year multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year; and (b) ten (10%) percent of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of such month.

     Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.

     Excess Aggregate Contributions shall be forfeited, if forfeitable or distributed on a pro-rata basis from the Participant's Employee Contribution account, Matching Contribution account, and Qualified Matching Contribution account (and, if applicable, the Participant's Qualified Non-Elective Contribution account or Elective Deferral account, or both).

     When used in this Plan, the following terms shall have the indicated meanings:

     (a) "Excess Aggregate Contributions" shall mean, with respect to any plan Year, the excess of:

          (i) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

          (ii) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

     22.13 In lieu of distributing Excess Contributions, or Excess Aggregate Contributions, the Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated. Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code. "Qualified NonElective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participants' Accounts that the Participants may not elect to receive in cash until distributed from the Plan; that are nonforfeitable when made; and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions. Further, after December 31, 1988 Qualified NonElective Contributions may not be distributed to a Participant or Beneficiary because of Hardship, if Hardship distributions are otherwise specifically permitted in this Plan and Trust.

     22.14 The Participant's Accrued Benefit derived from Elective Deferrals, Qualified Non-Elective Contributions, Employee Contributions, and Qualified Matching Contributions is nonforfeitable. Separate accounts for Elective Deferrals, Qualified Non-Elective Contributions, Employees Contributions, Matching Contributions, and Qualified Matching Contributions will be maintained for each Participant. Each account will be credited with the applicable contributions and earnings thereon.

     22.15 Elective Deferrals, Qualified Non-Elective Contributions, and Qualified Matching Contributions, and income allocable to each are not distributable to a Participant or his Beneficiary, in accordance with such Participant's or Beneficiary's selection, earlier than upon separation from service, death, or disability. Such amounts may also be distributed upon:

     (a) Termination of the plan without the establishment of another defined contribution plan.

     (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

     (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code
          Section 401(d)(3)) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

     (d) The attainment of age 59 1/2 in the case of a profit sharing plan if otherwise specifically permitted in this Plan and Trust.

     (e) The Hardship of the Participant if Hardship distributions are otherwise specifically permitted in this Plan and Trust; provided, however, that after December 31, 1988 only Elective Deferrals (and earnings thereon accrued as of December 31, 1988) may be-distributed because of Hardship.

                SECTION 23 - Investment Direction By Participant
                ----------   -----------------------------------

     23.1 A Participant shall direct the Trustee in writing to invest the total amount credited to his Account in such investments as shall be established by the Committee from time to time. The Committee may establish minimum and/or maximum limitations with regard to the amount a Participant may invest in an investment. Such investment direction shall be made to the Trustee in writing on a form prescribed and in the manner designated by the Committee. At such times as the Committee shall permit (but not less than once each Plan Year), a Participant shall be permitted to change his investment direction and transfer Account balances between investments pursuant to the terms and conditions of this Investment Direction By Participant Section. The Trustee shall carry out the Participant's investment direction as soon as reasonably practical. The Committee shall have the sole authority for establishing the investments.

     23.2 In the event a Participant does not make a subsequent investment direction of his Accounts then the prior investment direction shall continue to apply.

     23.3 Any investment direction made by a Participant shall remain in effect until another valid written direction has been made by the Participant. The Participant shall be responsible for his investment directions and the Committee, the Trustee and the Employer shall be relieved of any liability of any kind therefor. Any investment direction made by a Participant shall apply to present or future contributions, earnings or losses in such fund until the investment direction is changed as provided herein. The Participant's directed investment Accounts shall not share in any earnings, gains, profits or losses of the Trust Fund, but instead any earnings, gains, profits or losses shall be credited or debited to the directed investment Accounts as appropriate to properly reflect such directed investments.

     IN WITNESS WHEREOF, the Employer, by its duly authorized officer, and the Trustee, have caused this amended and restated Plan and Trust Agreement to be executed as of the day and year first above written.

                                         HERITAGE FEDERAL SAVINGS & LOAN
Witnesses:                               ASSOCIATION

/s/ Gail S. Whitman                      By: /s/ J. Edward Wells
----------------------------------          -----------------------------------
                                            J. Edward Wells, President

/s/ Amelia H. Chumley
----------------------------------          /s/ DEBRA C. GARRETT
                                            -----------------------------------
                                            DEBRA C. GARRETT, Trustee
Witnesses:

/s/ Gail S. Whitman                         /s/ J. EDWARD WELLS
----------------------------------          -----------------------------------
                                            J. EDWARD WELLS, Trustee

/s/ Amelia H. Chumley
----------------------------------          /s/ EDWIN I. SHEALY
                                            -----------------------------------
                                            EDWIN I. SHEALY, Trustee